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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

Evergreen Variable Annuity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)  (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for six of its series, Evergreen VA Diversified Capital Builder Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund and Evergreen VA Special Values Fund, for the year ended December 31, 2008. These series have December 31 fiscal year end.

Date of reporting period: December 31, 2008

Item 1 - Reports to Stockholders.

Evergreen VA Diversified Capital Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Diversified Capital Builder Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	-45.51%	-45.64%

5-year	-6.50%	-6.72%

10-year	-3.25%	-3.39%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Diversified Capital Builder Fund Class 1 shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI), the Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The BCABI, the MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

^

The fund has previously compared its performance to the BCABI and the Russell 1000. In future periods, the Fund will compare its performance to the Russell 1000 and the MLHYMI, as the Fund believes that the MLHYMI is more representative of the types of fixed income securities in which the Fund invests than the BCABI.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

†	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -45.51% for the twelve-month period ended December 31, 2008. During the same period, the BCABI returned 5.24%, the MLHYMI returned -26.21% and the Russell 1000 returned -37.60%.

The fund’s objective is to seek capital growth and current income.

Investment process

In June 2008, the Board of Trustees approved a strategy change for the fund, formerly named Evergreen Balanced Fund. The fund now may invest as much as 70% to 90% of assets in equities and between 10% and 30% in fixed income securities. The fund formerly was required to invest at least 25% of assets in fixed income. We took advantage of this added flexibility during a year of increasing economic uncertainty in both domestic and foreign capital markets. Following a volatile first half of the year, a dramatic flight to quality in the third quarter sent down the values of most stocks and corporate bonds substantially for the rest of the year. Because of the record wide yield advantage of both investment grade and below investment grade bonds, we deployed our cash reserves in bonds of those companies we felt had the financial flexibility to continue to service their debt, even in the event of a continued sharp decline in economic activity. We judged that these holdings would provide very wide premiums over the low-risk alternatives, and that the relatively lower-quality ratings might provide more income, with the possibility of capital appreciation should record wide yield spreads narrow over the course of the next year, albeit with more short-term price volatility as well as admittedly lower quality. At year end, our allocation to equities was approximately 68% of net assets, our fixed income allocation was approximately 30% of net assets, and approximately 2% of net assets was invested in cash and cash equivalents.

In both our fixed income and equity portfolios, we emphasized securities of energy exploration and production, energy services, basic materials and specialized industrial companies. Despite their steep slumps during the fourth quarter, we continue to have confidence in their longer-term prospects. We believe that resource-based companies, especially in the Energy and Materials sectors, should benefit from limited global supply at a time of long-term growing demand, despite short-term swings, both positive and negative. We also believe that industrial companies with specialized proprietary products and services, especially those that serve global trends for energy efficiency, higher productivity, infrastructure development and tighter environmental restrictions, should have attractive long-term investment characteristics, despite occasional periods of economic downturn. We kept an underweight during the year in financial services, automotive and housing-related industries, due to overcapacity and likely muted demand growth. Our fixed income investments were concentrated in the upper tiers of high yield corporate bonds generally rated BB or higher, including approximately 3.9% at year end in bonds rated investment grade BBB.

6

PORTFOLIO MANAGER COMMENTARY continued

Contributors to performance

In a difficult period in which the values of most corporate bonds and stocks declined, some portfolio holdings were able to finish the year ahead. Contributors in our bond holdings included defense technology company DRS Technologies, packaging company Crown Holdings, and Saul Centers, Inc., a mid-Atlantic-based real estate investment company. Several of our equity holdings outperformed equity market averages while experiencing small declines in price. These included Esterline Technologies, a global supplier to the aerospace and defense industries. NRG Energy, a diversified independent power company, also outperformed the Russell 1000 in the fourth quarter while experiencing a small price decline.

Detractors from performance

The values of many of our Energy, Materials and Industrials holdings fell noticeably by year end. Energy companies such as Occidental Petroleum and Hess, coal companies such as Peabody Energy and CONSOL Energy, and metals producer Freeport-McMoRan Copper & Gold all had substantial stock price declines. Most of our corporate bond holdings, the majority of which are rated below investment grade, declined sharply in the final quarter of the year, reflecting near-panic selling by risk-averse investors, as well as forced liquidations by levered investors such as hedge funds and closed end funds. Detractors included bonds of industrial companies such as Actuant Corp, Baldor Electric and SPX Corp., and resource-based steel company Steel Dynamics.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$ 539.99	$2.67
Class 2	$1,000.00	$ 539.74	$3.64
Hypothetical (5% return before expenses)
Class 1	$1,000.00	$1,021.67	$3.51
Class 2	$1,000.00	$1,020.41	$4.77

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.69% for Class 1 and 0.94% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$15.49	$15.15	$14.13	$13.74	$13.04

Income from investment operations
Net investment income (loss)	0.25 [1]	0.38 [1]	0.36 [1]	0.31 [1]	0.24 [1]
Net realized and unrealized gains or losses on investments	(7.30)	0.62	1.02	0.41	0.58

Total from investment operations	(7.05)	1.00	1.38	0.72	0.82

Distributions to shareholders from
Net investment income	0	(0.66)	(0.36)	(0.33)	(0.12)

Net asset value, end of period	$8.44	$15.49	$15.15	$14.13	$13.74

Total return[2]	(45.51)%	6.68%	9.85%	5.29%	6.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$21,932	$61,438	$76,093	$84,060	$104,601
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.61%	0.52%	0.50%	0.53%	0.90%
Expenses excluding waivers/reimbursements and expense reductions	0.61%	0.52%	0.50%	0.53%	0.90%
Net investment income (loss)	1.88%	2.46%	2.50%	2.22%	1.81%
Portfolio turnover rate	56%	105%	52%	78%	128%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$15.49	$15.13	$14.09	$13.70	$13.01

Income from investment operations
Net investment income (loss)	0.21 [1]	0.35	0.33	0.27 [1]	0.21 [1]
Net realized and unrealized gains or losses on investments	(7.28)	0.61	1.01	0.41	0.57

Total from investment operations	(7.07)	0.96	1.34	0.68	0.78

Distributions to shareholders from
Net investment income	0	(0.60)	(0.30)	(0.29)	(0.09)

Net asset value, end of period	$8.42	$15.49	$15.13	$14.09	$13.70

Total return[2]	(45.64)%	6.43%	9.62%	5.03%	6.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,229	$2,908	$2,750	$2,606	$2,576
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.86%	0.77%	0.75%	0.78%	1.15%
Expenses excluding waivers/reimbursements and expense reductions	0.86%	0.77%	0.75%	0.78%	1.15%
Net investment income (loss)	1.62%	2.19%	2.26%	1.98%	1.61%
Portfolio turnover rate	56%	105%	52%	78%	128%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS 23.7%
CONSUMER STAPLES 1.5%
Food Products 0.7%
Kraft Foods, Inc., 6.125%, 02/01/2018	$150,000	$147,236

Household Products 0.8%
Church & Dwight Co., 6.00%, 12/15/2012	200,000	193,000

ENERGY 3.7%
Energy Equipment & Services 1.2%
Bristow Group, Inc., 7.50%, 09/15/2017	400,000	270,000

Oil, Gas & Consumable Fuels 2.5%
McMoRan Exploration Co., 11.875%, 11/15/2014	650,000	464,750
Patriot Coal Corp., 3.25%, 05/31/2013 144A	250,000	118,750

		583,500

FINANCIALS 2.4%
Real Estate Investment Trusts (REITs) 2.4%
Saul Centers, Inc., 7.50%, 03/01/2014	600,000	546,000

INDUSTRIALS 8.5%
Aerospace & Defense 0.4%
L-3 Communications Holdings, Inc., 5.875%, 01/15/2015	100,000	90,500

Commercial Services & Supplies 1.0%
Iron Mountain, Inc., 6.625%, 01/01/2016	300,000	245,250

Electrical Equipment 3.8%
Baldor Electric Co., 8.625%, 02/15/2017	500,000	375,000
General Cable Corp., 7.125%, 04/01/2017	750,000	498,750

		873,750

Machinery 2.7%
Actuant Corp., 6.875%, 06/15/2017	500,000	378,750
SPX Corp., 7.625%, 12/15/2014 144A	280,000	243,950

		622,700

Road & Rail 0.6%
Burlington Northern Santa Fe Corp., 7.00%, 02/01/2014	50,000	52,234
Union Pacific Corp., 5.45%, 01/31/2013	100,000	97,083

		149,317

MATERIALS 0.7%
Chemicals 0.4%
Cytec Industries, Inc., 4.60%, 07/01/2013	100,000	84,622

Metals & Mining 0.3%
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	100,000	69,750

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunication Services 0.4%
Alltel Corp., 7.00%, 07/01/2012	$100,000	$100,000

UTILITIES 6.5%
Electric Utilities 2.8%
NRG Energy, Inc.:
7.375%, 02/01/2016	500,000	466,250
7.375%, 01/15/2017	200,000	184,500

		650,750

Independent Power Producers & Energy Traders 3.7%
Dynegy, Inc., 6.875%, 04/01/2011	500,000	440,000
Reliant Energy, Inc., 7.625%, 06/15/2014	500,000	417,500

		857,500

Total Corporate Bonds (cost $6,582,874)		5,483,875

	Shares	Value

COMMON STOCKS 68.2%
CONSUMER STAPLES 3.0%
Household Products 1.4%
Church & Dwight Co.	6,000	336,720

Personal Products 1.6%
Estee Lauder Cos., Class A	12,000	371,520

ENERGY 25.9%
Energy Equipment & Services 9.7%
Cameron International Corp. *	13,000	266,500
Halliburton Co.	15,500	281,790
National Oilwell Varco, Inc. *	17,000	415,480
Noble Corp.	19,100	421,919
Pride International, Inc. *	27,600	441,048
Schlumberger, Ltd. *	5,000	211,650
Transocean, Ltd. *	4,500	212,625

		2,251,012

Oil, Gas & Consumable Fuels 16.2%
Anadarko Petroleum Corp.	18,500	713,175
Apache Corp.	3,850	286,941
Consol Energy, Inc.	7,000	200,060
Devon Energy Corp.	3,000	197,130
EOG Resources, Inc.	1,200	79,896
Foundation Coal Holdings, Inc.	5,000	70,100
Hess Corp.	6,500	348,660
Marathon Oil Corp.	18,000	492,480

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Massey Energy Co.	6,000	$82,740
Occidental Petroleum Corp.	12,200	731,878
Patriot Coal Corp. *	13,000	81,250
Peabody Energy Corp.	13,300	302,575
XTO Energy, Inc.	4,300	151,661

		3,738,546

FINANCIALS 1.7%
Commercial Banks 1.1%
U.S. Bancorp	10,000	250,100

Real Estate Investment Trusts (REITs) 0.6%
Plum Creek Timber Co., Inc.	4,000	138,960

HEALTH CARE 7.9%
Health Care Equipment & Supplies 3.0%
Baxter International, Inc.	10,000	535,900
St. Jude Medical, Inc. *	2,000	65,920
Varian Medical Systems, Inc. *	3,000	105,120

		706,940

Life Sciences Tools & Services 4.9%
Bio-Rad Laboratories, Inc., Class A *	3,100	233,461
Thermo Fisher Scientific, Inc. *	26,500	902,855

		1,136,316

INDUSTRIALS 7.8%
Aerospace & Defense 0.7%
Esterline Technologies Corp. *	4,000	151,560

Electrical Equipment 1.7%
Ametek, Inc.	10,700	323,247
General Cable Corp. *	4,000	70,760

		394,007

Machinery 5.4%
Bucyrus International, Inc.	2,000	37,040
Donaldson Co., Inc.	5,500	185,075
Flowserve Corp.	7,900	406,850
IDEX Corp.	5,000	120,750
Joy Global, Inc.	10,100	231,189
Manitowoc Co.	500	4,330
SPX Corp.	6,600	267,630

		1,252,864

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 1.8%
Electronic Equipment, Instruments & Components 1.8%
Amphenol Corp., Class A	17,000	$407,660

MATERIALS 14.3%
Chemicals 7.0%
E.I. DuPont de Nemours & Co.	5,000	126,500
FMC Corp.	16,000	715,680
Monsanto Co.	9,300	654,255
Sigma-Aldrich Corp.	3,000	126,720

		1,623,155

Containers & Packaging 0.5%
Greif, Inc., Class A	3,300	110,319

Metals & Mining 4.0%
Barrick Gold Corp.	5,000	183,850
Cliffs Natural Resources, Inc.	6,300	161,343
Freeport-McMoRan Copper & Gold, Inc.	14,500	354,380
Nucor Corp.	3,300	152,460
Steel Dynamics, Inc.	7,300	81,614

		933,647

Paper & Forest Products 2.8%
Weyerhaeuser Co.	21,100	645,871

UTILITIES 5.8%
Electric Utilities 3.0%
NRG Energy, Inc. *	30,000	699,900

Gas Utilities 2.8%
Questar Corp.	20,000	653,800

Total Common Stocks (cost $30,136,905)		15,802,897

	Principal Amount	Value

CONVERTIBLE DEBENTURES 6.7%
HEALTH CARE 2.3%
Health Care Equipment & Supplies 2.3%
Inverness Medical Innovations, Inc.:
3.00%, 05/15/2016 144A	$400,000	254,000
3.00%, 05/15/2016	425,000	269,875

		523,875

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Principal Amount	Value

CONVERTIBLE DEBENTURES continued
INDUSTRIALS 4.4%
Electrical Equipment 4.4%
General Cable Corp., 1.00%, 10/15/2012 144A	$1,615,000	$1,015,432

Total Convertible Debentures (cost $2,745,968)		1,539,307

	Shares	Value

SHORT-TERM INVESTMENTS 1.4%
MUTUAL FUND SHARES 1.4%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.85% q ø (cost $324,800)	324,800	324,800

Total Investments (cost $39,790,547) 100.0%		23,150,879
Other Assets and Liabilities 0.0%		10,819

Net Assets 100.0%		$23,161,698

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows portfolio composition as a percent of total investments as of December 31, 2008:

Energy	29.6%
Industrials	20.7%
Materials	15.0%
Utilities	12.4%
Health Care	10.2%
Consumer Staples	4.5%
Financials	4.0%
Information Technology	1.8%
Telecommunication Services	0.4%
Mutual Fund Shares	1.4%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2008 (unaudited):

AAA	28.7%
BBB	3.9%
BB	16.3%
B	45.2%
CCC	4.7%
Less than CCC	1.2%

100.0%

The following table shows the percent of total bonds based on effective maturity as of December 31, 2008 (unaudited):

Less than 1 year	28.7%
1 to 3 year(s)	4.5%
3 to 5 years	16.1%
5 to 10 years	50.7%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $39,465,747)	$22,826,079
Investments in affiliated money market fund, at value (cost $324,800)	324,800

Total investments	23,150,879
Receivable for Fund shares sold	19,361
Dividends and interest receivable	156,010

Total assets	23,326,250

Liabilities
Payable for securities purchased	101,814
Payable for Fund shares redeemed	44,153
Advisory fee payable	497
Distribution Plan expenses payable	17
Due to other related parties	169
Printing and postage expenses payable	9,843
Accrued expenses and other liabilities	8,059

Total liabilities	164,552

Net assets	$23,161,698

Net assets represented by
Paid-in capital	$53,062,960
Undistributed net investment income	801,061
Accumulated net realized losses on investments	(14,062,655)
Net unrealized losses on investments	(16,639,668)

Total net assets	$23,161,698

Net assets consists of
Class 1	$21,932,376
Class 2	1,229,322

Total net assets	$23,161,698

Shares outstanding (unlimited number of shares authorized)
Class 1	2,597,175
Class 2	145,995

Net asset value per share
Class 1	$8.44
Class 2	$8.42

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Interest	$611,231
Dividends (net of foreign withholding taxes of $638)	465,667
Income from affiliate	16,747
Securities lending	10,680

Total investment income	1,104,325

Expenses
Advisory fee	147,851
Distribution Plan expenses	5,428
Administrative services fee	44,365
Transfer agent fees	359
Trustees’ fees and expenses	2,714
Printing and postage expenses	26,493
Custodian and accounting fees	19,554
Professional fees	27,010
Other	1,699

Total expenses	275,473
Less: Expense reductions	(399)
Fee waivers	(13)

Net expenses	275,061

Net investment income	829,264

Net realized and unrealized gains or losses on investments
Net realized gains on investments	472,033
Net change in unrealized gains or losses on investments	(23,670,076)

Net realized and unrealized gains or losses on investments	(23,198,043)

Net decrease in net assets resulting from operations	$(22,368,779)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$829,264		$1,773,683
Net realized gains on investments		472,033		8,019,489
Net change in unrealized gains or losses on investments		(23,670,076)		(5,018,667)

Net increase (decrease) in net assets resulting from operations		(22,368,779)		4,774,505

Distributions to shareholders from
Net investment income
Class 1		0		(2,784,030)
Class 2		0		(110,784)

Total distributions to shareholders		0		(2,894,814)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	109,581	1,370,957	145,035	2,252,584
Class 2	10,840	117,451	20,484	316,681

		1,488,408		2,569,265

Net asset value of shares issued in reinvestment of distributions
Class 1	0	0	182,425	2,784,030
Class 2	0	0	7,250	110,784

		0		2,894,814

Payment for shares redeemed
Class 1	(1,477,818)	(19,651,851)	(1,384,298)	(21,497,629)
Class 2	(52,646)	(652,553)	(21,741)	(342,166)

		(20,304,404)		(21,839,795)

Net decrease in net assets resulting from capital share transactions		(18,815,996)		(16,375,716)

Total decrease in net assets		(41,184,775)		(14,496,025)
Net assets
Beginning of period		64,346,473		78,842,498

End of period		$23,161,698		$64,346,473

Undistributed (overdistributed) net investment income		$801,061		$(7,550)

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Diversified Capital Builder Fund (formerly, Evergreen VA Balanced Fund) (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and

19

NOTES TO FINANCIAL STATEMENTS continued

principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

20

NOTES TO FINANCIAL STATEMENTS continued

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2008, the following amounts were reclassified:

Undistributed net investment income	$(20,653)
Accumulated net realized losses on investments	20,653

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.41% and declining to 0.21% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Diversified Capital Builder Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service

21

NOTES TO FINANCIAL STATEMENTS continued

Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $13.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $10,073 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $24,722,671 and $42,728,221, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and

22

NOTES TO FINANCIAL STATEMENTS continued

expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in
Valuation Inputs	Securities

Level 1 – Quoted Prices	$16,127,697
Level 2 – Other Significant Observable Inputs	7,023,182
Level 3 – Significant Unobservable Inputs	0

Total	$23,150,879

During the year ended December 31, 2008, the Fund loaned securities to certain brokers and earned $10,680, net of $1,243 paid to Wachovia Global Securities Lending as the securities lending agent.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $39,790,549. The gross unrealized appreciation and depreciation on securities based on tax cost was $313,303 and $16,952,973, respectively, with a net unrealized depreciation of $16,639,670.

As of December 31, 2008, the Fund had $13,609,894 in capital loss carryovers for federal income tax purposes with $7,309,274 expiring in 2010 and $6,300,620 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $452,759.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$807,882	$16,639,670	$14,062,653	$(6,821)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was $0 and $2,894,814 of ordinary income for the years ended December 31, 2008 and December 31, 2007, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

24

NOTES TO FINANCIAL STATEMENTS continued

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12 . NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Diversified Capital Builder Fund formerly, the Evergreen VA Balanced Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Diversified Capital Builder Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

26

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Diversified Capital Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

27

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

28

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

29

ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

30

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class 1 shares (the Fund’s oldest share class) had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class 1 shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the fourth, fifth, and fifth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that the Fund’s portfolio manager had recently changed and that the new portfolio manager had not yet managed the Fund for a sufficiently long period to allow for definitive conclusions about the new portfolio manager’s performance; however, the Trustees noted that the Fund’s performance relative to its peers had improved over the most recent period.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC

31

ADDITIONAL INFORMATION (unaudited) continued

has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the Fund’s management fee was lower than the management fees paid by all of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’

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ADDITIONAL INFORMATION (unaudited) continued

investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

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ADDITIONAL INFORMATION (unaudited) continued

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

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35

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc.(non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

560855 rv6 02/2009

Evergreen VA Fundamental Large Cap Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Fundamental Large Cap Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

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LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Emory Sanders, Jr., CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

Class inception date	Class 1 3/1/1996	Class 2 7/31/2002

Average annual return

1-year	-32.85%	-33.01%

5-year	-0.50%	-0.74%

10-year	1.09%	0.94%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Fundamental Large Cap Fund Class 1 shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -32.85% for the twelve-month period ended December 31, 2008. During the same period, the S&P 500 returned -37.00%.

The fund’s objective is to seek capital growth with the potential for current income.

Investment process

The domestic stock market moved along on an extremely volatile and downward path over the course of 2008 as the realities of an economic recession, currency weakness and a credit crisis that nearly froze global trade shook investor confidence. The stunning demise of financially leveraged entities such as Fannie Mae, Freddie Mac, Lehman Bothers and Washington Mutual underscored the fundamental economic problem created by excessive debt that was collateralized by eroding housing values, which were once believed to be impervious to price declines.

During this volatile time, we kept our focus on the stocks of financially sound, competitively advantaged companies that we believed the market had mispriced because of temporary problems. This has been the hallmark of the fund’s investment process. Our investment process continues to pivot on disciplined, fundamental bottom-up research that seeks great companies whose stocks may be selling at a significant discount to our estimate of intrinsic value. We are long-term investors who look to own highly differentiated companies with structural business advantages and strong management teams. Our valuation approach uses the present value of estimated future cash flows as a core methodology in measuring our current estimate of intrinsic value. Using this process, we decided to add several positions to the portfolio this year, including Blue Nile, FactSet Research Systems, Visa, Phillip Morris International, Bankrate and Clorox Co.

Contributors to performance

Through our bottom-up disciplined stock selection process, we benefited from several significant winners, such as Qualcomm, Amgen and Baxter International. Qualcomm’s strong results continued to be driven by the secular shift from second- to third-generation cell phones, where original equipment manufacturers are required to pay a royalty percentage to Qualcomm based on the average wholesale price. Amgen helped the portfolio after a positive development regarding its osteoporosis drug, Denosumab. In addition, the core Epogen franchise appears to have stabilized. Baxter International continued to produce consistent sales growth and steady margin improvement, driven by a positive mix-shift in the portfolio towards higher-end products.

Detractors from performance

Our three leading underperforming sectors were Consumer Discretionary, Financials and Industrials. Individual stocks that led to underperformance were General Electric, Bank of America, Legg Mason, Google and Amazon.com. The most notable detractors were linked to the current credit crisis, where we misjudged the severity of their pricing exposure to mortgage-related securities. We held onto General Electric and added to holdings of Google and Amazon.com as we believed their share prices were at a significant discount to our estimate of intrinsic value. We eliminated our holding of Legg Mason as

6

PORTFOLIO MANAGER COMMENTARY continued

persistent capital pressure and managed asset erosion diminished our confidence in its recovery potential.

We think the present environment of fear and extreme price volatility should continue to provide attractive entry points for long-term investors. We intend to remain focused on identifying larger companies with sustainable competitive advantages, strong management teams and solid returns on invested capital.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class 1	$1,000.00	$ 764.00	$ 3.68
Class 2	$1,000.00	$ 763.09	$ 4.79
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.96	$ 4.22
Class 2	$1,000.00	$1,019.71	$ 5.48

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.83% for Class 1 and 1.08% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.33	$19.60	$17.89	$16.56	$15.34

Income from investment operations
Net investment income (loss)	0.29	0.25	0.25	0.16	0.20
Net realized and unrealized gains or losses on investments	(6.64)	1.37	2.02	1.34	1.21

Total from investment operations	(6.35)	1.62	2.27	1.50	1.41

Distributions to shareholders from
Net investment income	(0.26)	(0.22)	(0.24)	(0.17)	(0.19)
Net realized gains	0	(1.67)	(0.32)	0	0

Total distributions to shareholders	(0.26)	(1.89)	(0.56)	(0.17)	(0.19)

Net asset value, end of period	$12.72	$19.33	$19.60	$17.89	$16.56

Total return[1]	(32.85)%	8.29%	12.67%	9.01%	9.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$46,238	$90,276	$112,413	$127,059	$94,461
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.79%	0.75%	0.74%	0.79%	0.91%
Expenses excluding waivers/reimbursements and expense reductions	0.79%	0.75%	0.74%	0.79%	0.91%
Net investment income (loss)	1.45%	1.09%	1.19%	0.99%	1.23%
Portfolio turnover rate	25%	21%	21%	29%	80%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.25	$19.53	$17.83	$16.51	$15.30

Income from investment operations
Net investment income (loss)	0.20	0.16	0.18	0.13	0.17
Net realized and unrealized gains or losses on investments	(6.56)	1.40	2.03	1.32	1.20

Total from investment operations	(6.36)	1.56	2.21	1.45	1.37

Distributions to shareholders from
Net investment income	(0.21)	(0.17)	(0.19)	(0.13)	(0.16)
Net realized gains	0	(1.67)	(0.32)	0	0

Total distributions to shareholders	(0.21)	(1.84)	(0.51)	(0.13)	(0.16)

Net asset value, end of period	$12.68	$19.25	$19.53	$17.83	$16.51

Total return[1]	(33.01)%	8.01%	12.39%	8.75%	8.93%

Ratios and supplemental data
Net assets, end of period (thousands)	$43,393	$66,201	$65,913	$57,360	$37,721
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	1.00%	0.99%	1.04%	1.16%
Expenses excluding waivers/reimbursements and expense reductions	1.05%	1.00%	0.99%	1.04%	1.16%
Net investment income (loss)	1.20%	0.83%	0.94%	0.74%	1.02%
Portfolio turnover rate	25%	21%	21%	29%	80%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value

COMMON STOCKS 96.8%
CONSUMER DISCRETIONARY 8.7%
Internet & Catalog Retail 5.2%
Amazon.com, Inc. * ρ	69,597	$3,568,934
Blue Nile, Inc. ρ	43,921	1,075,625

		4,644,559

Media 1.4%
Omnicom Group, Inc.	47,969	1,291,326

Textiles, Apparel & Luxury Goods 2.1%
Timberland Co., Class A *	159,456	1,841,717

CONSUMER STAPLES 13.3%
Beverages 3.0%
Diageo plc	85,064	1,183,285
Diageo plc, ADR	6,029	342,086
PepsiCo, Inc.	20,521	1,123,935

		2,649,306

Food & Staples Retailing 2.5%
CVS Caremark Corp.	79,056	2,272,069

Food Products 2.7%
Kraft Foods, Inc., Class A	32,045	860,409
McCormick & Co., Inc.	47,627	1,517,396

		2,377,805

Household Products 3.0%
Clorox Co. ρ	32,069	1,781,754
Procter & Gamble Co.	15,237	941,951

		2,723,705

Tobacco 2.1%
Philip Morris International, Inc.	44,171	1,921,880

ENERGY 11.6%
Energy Equipment & Services 1.1%
Schlumberger, Ltd.	11,516	487,472
Weatherford International, Ltd. *	45,726	494,756

		982,228

Oil, Gas & Consumable Fuels 10.5%
Apache Corp.	20,570	1,533,082
Chevron Corp.	14,166	1,047,859
ConocoPhillips	28,366	1,469,359
Exxon Mobil Corp.	66,645	5,320,270

		9,370,570

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS 15.4%
Capital Markets 3.9%
Goldman Sachs Group, Inc.	18,576	$1,567,629
State Street Corp.	24,171	950,645
T. Rowe Price Group, Inc.	26,958	955,392

		3,473,666

Commercial Banks 3.7%
Wells Fargo & Co. ° ρ	111,924	3,299,519

Consumer Finance 0.6%
American Express Co.	30,286	561,805

Diversified Financial Services 6.2%
Apollo Global Management, LLC, Class A +	87,285	130,927
Bank of America Corp. ρ	77,862	1,096,297
JPMorgan Chase & Co.	44,790	1,412,229
Visa, Inc., Class A ρ	55,548	2,913,493

		5,552,946

Insurance 1.0%
Prudential Financial, Inc.	31,418	950,709

HEALTH CARE 9.6%
Biotechnology 2.4%
Amgen, Inc. *	36,629	2,115,325

Health Care Equipment & Supplies 1.3%
Medtronic, Inc.	38,324	1,204,140

Pharmaceuticals 5.9%
Abbott Laboratories	17,006	907,610
Johnson & Johnson	40,599	2,429,038
Novartis AG, ADR	39,609	1,970,944

		5,307,592

INDUSTRIALS 7.4%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	18,285	1,537,403
United Technologies Corp.	13,906	745,361

		2,282,764

Air Freight & Logistics 2.0%
Expeditors International of Washington, Inc.	19,818	659,345
United Parcel Service, Inc., Class B	20,875	1,151,465

		1,810,810

Industrial Conglomerates 2.8%
General Electric Co.	155,271	2,515,390

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 26.2%
Communications Equipment 9.0%
Cisco Systems, Inc.*	158,213	$2,578,872
QUALCOMM, Inc. ρ	152,304	5,457,052

		8,035,924

Internet Software & Services 6.6%
Bankrate, Inc.* ρ	71,354	2,711,452
Google, Inc., Class A *	10,473	3,222,018

		5,933,470

IT Services 1.5%
Automatic Data Processing, Inc.	33,781	1,328,945

Semiconductors & Semiconductor Equipment 1.1%
Altera Corp.	60,311	1,007,797

Software 8.0%
FactSet Research Systems, Inc. ρ	33,853	1,497,657
Microsoft Corp.	117,607	2,286,280
Oracle Corp.*	191,022	3,386,820

		7,170,757

MATERIALS 0.9%
Chemicals 0.9%
Air Products & Chemicals, Inc.	15,130	760,585

TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	41,659	1,187,282
Verizon Communications, Inc.	36,907	1,251,147

		2,438,429

UTILITIES 1.0%
Electric Utilities 1.0%
Exelon Corp.	16,240	903,106

Total Common Stocks (cost $96,202,955)		86,728,844

SHORT-TERM INVESTMENTS 25.0%
MUTUAL FUND SHARES 25.0%
BGI Prime Money Market Fund, Premium Shares, 1.37% q ρρ	1,465,212	1,465,212
BlackRock Liquidity TempFund, Institutional Class, 1.66% q ρρ	3,648,326	3,648,326
Evergreen Institutional Money Market Fund, Class I, 1.53% q ø ρρ	13,303,999	13,303,999
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.85% q ø	2,648,351	2,648,351
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.85% q ρρ	1,375,901	1,375,901

Total Short-Term Investments (cost $22,441,789)		22,441,789

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

Value

Total Investments (cost $118,644,744) 121.8%	$109,170,633
Other Assets and Liabilities (21.8%)	(19,539,425)

Net Assets 100.0%	$89,631,208

*	Non-income producing security
ρ	All or a portion of this security is on loan.
°

Investment in non-controlled affiliate. At December 31, 2008, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $3,055,038 and earned $38,054 of income for the period from October 3, 2008 to December 31, 2008, which is included in income from affiliates.

+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2008:

Information Technology	27.1%
Financials	16.0%
Consumer Staples	13.8%
Energy	11.9%
Health Care	9.9%
Consumer Discretionary	9.0%
Industrials	7.6%
Telecommunication Services	2.8%
Utilities	1.0%
Materials	0.9%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $99,637,356) including $19,512,814 of securities loaned	$89,918,764
Investments in affiliates, at value (cost $19,007,388)	19,251,869

Total investments	109,170,633
Cash	768
Segregated cash	1,131
Foreign currency, at value (cost $86,151)	68,487
Receivable for Fund shares sold	56,585
Dividends receivable	177,691
Receivable for securities lending income	36,119

Total assets	109,511,414

Liabilities
Payable for Fund shares redeemed	67,336
Payable for securities on loan	19,794,569
Advisory fee payable	3,094
Distribution Plan expenses payable	585
Due to other related parties	534
Trustees’ fees and expenses payable	6,775
Printing and postage expenses payable	5,839
Accrued expenses and other liabilities	1,474

Total liabilities	19,880,206

Net assets	$89,631,208

Net assets represented by
Paid-in capital	$109,328,153
Overdistributed net investment income	(9,518)
Accumulated net realized losses on investments	(10,195,652)
Net unrealized losses on investments	(9,491,775)

Total net assets	$89,631,208

Net assets consists of
Class 1	$46,238,489
Class 2	43,392,719

Total net assets	$89,631,208

Shares outstanding (unlimited number of shares authorized)
Class 1	3,635,992
Class 2	3,423,224

Net asset value per share
Class 1	$12.72
Class 2	$12.68

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $9,439)	$2,390,705
Securities lending	277,672
Income from affiliates	108,140

Total investment income	2,776,517

Expenses
Advisory fee	755,449
Distribution Plan expenses	141,436
Administrative services fee	123,721
Transfer agent fees	414
Trustees’ fees and expenses	2,495
Printing and postage expenses	32,550
Custodian and accounting fees	35,907
Professional fees	31,188
Other	3,553

Total expenses	1,126,713
Less: Expense reductions	(1,278)
Fee waivers	(44)

Net expenses	1,125,391

Net investment income	1,651,126

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(4,050,934)
Affiliated issuers	(68,423)
Foreign currency related transactions	(4,945)

Net realized losses on investments	(4,124,302)
Net change in unrealized gains or losses on investments	(44,540,046)

Net realized and unrealized gains or losses on investments	(48,664,348)

Net decrease in net assets resulting from operations	$(47,013,222)

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$1,651,126		$1,682,362
Net realized gains or losses on investments		(4,124,302)		16,715,272
Net change in unrealized gains or losses on investments		(44,540,046)		(4,433,032)

Net increase (decrease) in net assets resulting from operations		(47,013,222)		13,964,602

Distributions to shareholders from
Net investment income
Class 1		(924,331)		(1,028,015)
Class 2		(718,696)		(576,298)
Net realized gains
Class 1		0		(7,316,048)
Class 2		0		(5,271,817)

Total distributions to shareholders		(1,643,027)		(14,192,178)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	247,841	3,899,426	87,890	1,810,166
Class 2	424,144	6,908,969	266,857	5,522,567

		10,808,395		7,332,733

Net asset value of shares issued in reinvestment of distributions
Class 1	73,185	924,331	428,076	8,344,063
Class 2	57,085	718,696	302,019	5,848,115

		1,643,027		14,192,178

Payment for shares redeemed
Class 1	(1,355,770)	(22,532,369)	(1,580,937)	(32,665,475)
Class 2	(497,126)	(8,108,306)	(504,924)	(10,481,481)

		(30,640,675)		(43,146,956)

Net decrease in net assets resulting from capital share transactions		(18,189,253)		(21,622,045)

Total decrease in net assets		(66,845,502)		(21,849,621)
Net assets
Beginning of period		156,476,710		178,326,331

End of period		$89,631,208		$156,476,710

Overdistributed net investment income		$(9,518)		$(12,656)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segre-

18

NOTES TO FINANCIAL STATEMENTS continued

gated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum

19

NOTES TO FINANCIAL STATEMENTS continued

threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2008, the following amounts were reclassified:

Paid-in capital	$639
Overdistributed net investment income	(4,961)
Accumulated net realized losses on investments	4,322

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Fundamental Large Cap Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the

20

NOTES TO FINANCIAL STATEMENTS continued

issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $44.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliates on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $23,149 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

21

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $30,182,576 and $50,618,722, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$109,039,706
Level 2 – Other Significant Observable Inputs	130,927
Level 3 – Significant Unobservable Inputs	0

Total	$109,170,633

During the year ended December 31, 2008, the Fund loaned securities to certain brokers and earned $277,672, net of $31,459 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned (including segregated cash) amounted to $19,512,814 and $19,794,569, respectively.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $119,109,853. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,201,623 and $19,140,843, respectively, with a net unrealized depreciation of $9,939,220.

As of December 31, 2008, the Fund had $9,730,544 in capital loss carryovers for federal income tax purposes with $4,633,670 expiring in 2009, $919,366 expiring in 2010 and $4,177,508 expiring in 2016.

22

NOTES TO FINANCIAL STATEMENTS continued

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code. Utilization of these capital loss carryovers was limited during the year ended December 31, 2008 in accordance with income tax regulations.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$812	$9,956,884	$9,730,544	$(10,329)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$1,643,027	$ 1,604,313
Long-term Capital Gain	0	12,587,865

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

23

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of ElMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB

24

NOTES TO FINANCIAL STATEMENTS continued

Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fundamental Large Cap Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fundamental Large Cap Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Fundamental Large Cap Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

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ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

29

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

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ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

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ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five year periods ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the S&P 500 Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was slightly higher than the average management fee paid by the mutual

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ADDITIONAL INFORMATION (unaudited) continued

funds against which the Trustees compared the Fund’s management fee, and at the median of that group, and also noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the

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ADDITIONAL INFORMATION (unaudited) continued

acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

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ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

560858 rv6 02/2009

Evergreen VA Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Growth Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Jeffrey S. Drummond, CFA; Linda Z. Freeman, CFA; Paul Carder, CFA; Jeffrey Harrison, CFA; Edward Rick, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/3/1998

Class inception date	Class 1 3/3/1998	Class 2 7/31/2002

Average annual return

1-year	-41.13%	-41.29%

5-year	-2.52%	-2.77%

10-year	1.37%	1.21%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Growth Fund Class 1 shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -41.13% for the twelve-month period ended December 31, 2008. During the same period, the Russell 2000 Growth returned -38.54%.

The fund’s objective is to seek long-term capital growth.

Investment process

The year was a particularly difficult one for the fund. In the first quarter of 2008, small cap growth stocks were battered in a market pulled down by continued credit market turmoil and fears of a U.S. recession. It was an especially challenging period, as some of the stocks that produced some of our biggest returns in 2007 were among the hardest hit. As investors questioned the sustainability of results and reassessed their appetite for risk, credit turmoil and recession fears continued to impact the fund through the second and third quarters. Unprecedented volatility and market declines marked the fourth quarter, as investors responded to a deepening global credit crisis and a recession that turned from a possibility to a reality. Stocks were particularly hard hit in the month of October, marking the worst monthly decline in decades. While periods such as this are never pleasant, we believe they do provide a great opportunity for long-term investors to own high-quality growth companies that may have previously appeared too expensive. In managing the fund we have maintained our focus on the discipline that has served us well through the years: investing in companies with superior growth prospects at reasonable prices.

Contributors to performance

During the year, we had strong performance in Financials, an area where the winners and losers were clearly delineated as the credit crisis played out. We tried to emphasize well-capitalized companies, focusing on those corporations having little to no exposure to the industry’s problem areas and those that we believed had the opportunity to gain significant market share from struggling competitors. Standout performers included Stifel Financial Corp., Greenhill & Co. and HCC Insurance Holdings, Inc. Energy was also an outstanding contributor to the fund. Though the sector was a drag on performance during the first half of the year, we believed that the substantial uptick in Energy prices was not sustainable. We focused investment in services companies with more stable business models, rather than emphasizing exploration companies that had risen sharply. This strategy paid off in the second half of the year, as Energy prices pulled back dramatically on economic concerns and the unwinding of speculative trades that had sent stocks soaring earlier. We believed that pricing, especially for natural gas, had hit bottom in the third quarter, and increased our holdings in the sector. The best performing Energy stock for the fourth quarter was World Fuel Services, whose stock price increased by over half of its value on the company’s extraordinarily strong earnings report for the third quarter. In Consumer Discretionary, the largest contributors were post-secondary education stocks Capella Education Co. and Strayer Education, both of which posted strong results throughout the year and confirmed positive business outlooks for 2009. Marvel Entertainment was also a strong relative performer during the year. Marvel benefited from the box office success of self-produced films “Ironman” and “The Incredible Hulk.”

6

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Despite the very strong performance of several Health Care holdings, such as genetic analysis provider SEQUENOM, Inc. and cost containment and payment accuracy services provider HMS Holdings Corp., the sector hindered fund performance overall. Our investments in contract research companies (“CRO”s) such as PAREXEL International Corp. and Icon plc benefited through the third quarter from greater outsourcing of clinical research, but experienced steep share-price drops in the fourth quarter on investor concerns that the companies’ pharmaceutical and biotechnology clients would slow product development, thereby reducing the need for CRO services. Several biotechnology holdings also detracted from performance due to sharp price declines including BioMarin Pharmaceutical, Myriad Genetics and Cepheid. Within the Industrials sector, aircraft components manufacturer BE Aerospace’s shares were hit hard in the first half of the year as fears of continued high oil prices and their negative growth impact weakened the secular growth potential in the aerospace supply chain. General Cable, a global supplier of diverse types of cable and wire to various end markets, saw its price decline precipitously during the year as evidence of the global recession built and earnings estimates were lowered. We sold both stocks.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class 1	$1,000.00	$ 681.57	$4.02
Class 2	$1,000.00	$ 680.40	$5.11
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.36	$4.82
Class 2	$1,000.00	$1,019.05	$6.14

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.95% for Class 1 and 1.21% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$14.02	$15.60	$14.70	$13.80	$12.12

Income from investment operations
Net investment income (loss)	0.01 [1]	(0.05)[1]	(0.08)	(0.09)[1]	(0.09)
Net realized and unrealized gains or losses on investments	(5.78)	1.63	1.70	0.99	1.77

Total from investment operations	(5.77)	1.58	1.62	0.90	1.68

Distributions to shareholders from
Net investment income	0 [2]	0	0	0	0
Net realized gains	0	(3.15)	(0.72)	0	0
Tax basis return of capital	0	(0.01)	0	0	0

Total distributions to shareholders	0	(3.16)	(0.72)	0	0

Net asset value, end of period	$8.25	$14.02	$15.60	$14.70	$13.80

Total return[3]	(41.13)%	11.05%	11.04%	6.52%	13.86%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,836	$71,001	$75,079	$79,250	$24,221
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.93%	0.90%	0.88%	0.92%	0.96%
Expenses excluding waivers/reimbursements and expense reductions	0.94%	0.90%	0.88%	0.92%	0.96%
Net investment income (loss)	0.08%	(0.32)%	(0.50)%	(0.64)%	(0.74)%
Portfolio turnover rate	106%	112%	101%	142%	81%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.78	$15.41	$14.58	$13.72	$12.08

Income from investment operations
Net investment income (loss)	(0.02)[1]	(0.09)[1]	(0.12)	(0.12)[1]	(0.10)
Net realized and unrealized gains or losses on investments	(5.67)	1.62	1.67	0.98	1.74

Total from investment operations	(5.69)	1.53	1.55	0.86	1.64

Distributions to shareholders from
Net realized gains	0	(3.15)	(0.72)	0	0
Tax basis return of capital	0	(0.01)	0	0	0

Total distributions to shareholders	0	(3.16)	(0.72)	0	0

Net asset value, end of period	$8.09	$13.78	$15.41	$14.58	$13.72

Total return[2]	(41.29)%	10.84%	10.63%	6.27%	13.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$7,732	$14,352	$14,636	$13,181	$4,960
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.18%	1.15%	1.13%	1.17%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	1.19%	1.15%	1.13%	1.17%	1.21%
Net investment income (loss)	(0.17)%	(0.57)%	(0.75)%	(0.90)%	(0.99)%
Portfolio turnover rate	106%	112%	101%	142%	81%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value

COMMON STOCKS 97.1%
CONSUMER DISCRETIONARY 11.7%
Distributors 0.6%
LKQ Corp. *	17,800	$207,548

Diversified Consumer Services 3.1%
Capella Education Co. *	9,300	546,468
Strayer Education, Inc.	2,400	514,584

		1,061,052

Hotels, Restaurants & Leisure 1.6%
Chipotle Mexican Grill, Inc., Class A *	1,800	111,564
Penn National Gaming, Inc.	20,300	434,014

		545,578

Internet & Catalog Retail 1.4%
Blue Nile, Inc. ρ *	19,300	472,657

Media 2.5%
Marvel Entertainment, Inc. *	17,600	541,200
National CineMedia, Inc.	33,900	343,746

		884,946

Specialty Retail 1.4%
Aeropostale, Inc. *	16,100	259,210
Children’s Place Retail Stores, Inc. *	5,300	114,904
Hibbett Sports, Inc. *	6,300	98,973

		473,087

Textiles, Apparel & Luxury Goods 1.1%
Iconix Brand Group, Inc. *	39,800	389,244

CONSUMER STAPLES 3.7%
Beverages 0.9%
Hansen Natural Corp. *	9,300	311,829

Food Products 1.8%
Flowers Foods, Inc.	7,000	170,520
TreeHouse Foods, Inc. *	16,700	454,908

		625,428

Personal Products 1.0%
Chattem, Inc. * ρ	4,963	355,003

ENERGY 6.2%
Energy Equipment & Services 2.7%
Core Laboratories NV	3,493	209,091
Matrix Service Co. *	21,100	161,837
Natco Group, Inc., Class A *	10,700	162,426
Oceaneering International, Inc. *	13,024	379,519

		912,873

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 3.5%
Petrohawk Energy Corp. *	35,900	$561,117
PetroQuest Energy, Inc. *	34,600	233,896
World Fuel Services Corp.	11,400	421,800

		1,216,813

FINANCIALS 9.9%
Capital Markets 4.7%
Greenhill & Co.	5,120	357,222
KBW, Inc. *	13,274	305,302
Stifel Financial Corp. *	14,600	669,410
Waddell & Reed Financial, Inc., Class A	19,400	299,924

		1,631,858

Commercial Banks 2.3%
First Horizon National Corp. ρ	30,505	322,440
PrivateBancorp, Inc.	14,300	464,178

		786,618

Insurance 2.5%
HCC Insurance Holdings, Inc.	22,356	598,023
ProAssurance Corp. *	5,300	279,734

		877,757

Real Estate Investment Trusts (REITs) 0.4%
Redwood Trust, Inc.	8,300	123,753

HEALTH CARE 22.7%
Biotechnology 4.2%
Alexion Pharmaceuticals, Inc. *	10,800	390,852
BioMarin Pharmaceutical, Inc. *	9,700	172,660
Cepheid *	24,200	251,196
Cubist Pharmaceuticals, Inc. *	8,200	198,112
Myriad Genetics, Inc. *	4,100	271,666
United Therapeutics Corp. *	2,900	181,395

		1,465,881

Health Care Equipment & Supplies 9.4%
Haemonetics Corp. *	5,000	282,500
Immucor, Inc. *	13,000	345,540
Integra LifeSciences Holdings Corp. *	8,000	284,560
Masimo Corp. *	14,324	427,285
Meridian Bioscience, Inc.	21,000	534,870
NuVasive, Inc. *	9,700	336,105
Thoratec Corp. *	12,800	415,872
Wright Medical Group, Inc. *	16,500	337,095
Zoll Medical Corp. *	14,100	266,349

		3,230,176

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 3.9%
Amedisys, Inc. *	11,600	$479,544
HMS Holdings Corp. *	11,300	356,176
Psychiatric Solutions, Inc. *	11,922	332,028
VCA Antech, Inc. *	9,045	179,815

		1,347,563

Health Care Technology 0.4%
Eclipsys Corp. *	10,800	153,252

Life Sciences Tools & Services 4.8%
Icon plc *	21,138	416,207
Illumina, Inc. *	24,400	635,620
Sequenom, Inc. *	30,100	597,184

		1,649,011

INDUSTRIALS 15.6%
Aerospace & Defense 3.4%
ARGON ST, Inc. *	27,816	524,610
Hexcel Corp. *	47,200	348,808
Stanley, Inc. *	8,385	303,705

		1,177,123

Air Freight & Logistics 2.0%
Atlas Air Worldwide Holdings *	10,500	198,450
Forward Air Corp.	20,200	490,254

		688,704

Commercial Services & Supplies 4.6%
Clean Harbors, Inc. *	6,400	406,016
Steiner Leisure, Ltd. *	9,600	283,392
Team, Inc. *	12,800	354,560
Waste Connections, Inc. *	16,800	530,376

		1,574,344

Construction & Engineering 2.4%
Pike Electric Corp. *	12,600	154,980
Quanta Services, Inc. *	34,500	683,100

		838,080

Electrical Equipment 0.6%
Polypore International, Inc. *	27,040	204,422

Machinery 0.7%
RBC Bearings, Inc. *	12,500	253,500

Road & Rail 0.8%
Heartland Express, Inc.	18,400	289,984

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Trading Companies & Distributors 1.1%
Interline Brands, Inc. *	17,500	$186,025
MSC Industrial Direct Co., Class A	4,800	176,784

		362,809

INFORMATION TECHNOLOGY 23.2%
Communications Equipment 2.6%
Adtran, Inc.	18,200	270,816
Comtech Telecommunications Corp. *	5,400	247,428
F5 Networks, Inc. *	12,100	276,606
Neutral Tandem, Inc. *	7,157	116,087

		910,937

Electronic Equipment, Instruments & Components 1.3%
Benchmark Electronics, Inc. *	13,422	171,399
Mellanox Technologies, Ltd. *	36,500	286,890

		458,289

Internet Software & Services 9.4%
Bankrate, Inc. * * ρ	13,036	495,368
ComScore, Inc. *	25,700	327,675
Constant Contact, Inc. ρ *	26,200	347,150
Equinix, Inc. *	8,878	472,221
LivePerson, Inc. *	81,600	148,512
NIC, Inc.	98,377	452,534
Omniture, Inc. *	14,500	154,280
SonicWALL, Inc. *	11,600	46,168
SupportSoft, Inc. *	94,400	210,512
Switch & Data Facilities Co., Inc. *	34,700	256,433
Vocus, Inc. *	19,250	350,542

		3,261,395

IT Services 0.5%
CyberSource Corp. *	14,400	172,656

Semiconductors & Semiconductor Equipment 5.5%
Advanced Energy Industries, Inc. *	16,000	159,200
ATMI, Inc. *	17,074	263,452
Cavium Networks, Inc. * ρ	32,300	339,473
FormFactor, Inc. *	16,500	240,900
NetLogic Microsystems, Inc. *	23,800	523,838
Power Integrations, Inc.	6,600	131,208
Tessera Technologies, Inc. *	20,500	243,540

		1,901,611

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 3.9%
Blackboard, Inc. *	18,900	$495,747
Concur Technologies, Inc. *	15,464	507,528
Ultimate Software Group, Inc. *	22,600	329,960

		1,333,235

MATERIALS 1.8%
Chemicals 0.5%
Cytec Industries, Inc.	8,000	169,760

Containers & Packaging 0.8%
Silgan Holdings, Inc.	5,500	262,955

Metals & Mining 0.5%
Compass Minerals International, Inc.	3,136	183,958

TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 0.4%
tw telecom, Inc., Class A *	15,000	127,050

Wireless Telecommunication Services 1.9%
Leap Wireless International, Inc. *	7,500	201,675
SBA Communications Corp., Class A *	28,200	460,224

		661,899

Total Common Stocks (cost $37,892,857)		33,554,638

SHORT-TERM INVESTMENTS 8.7%
MUTUAL FUND SHARES 8.7%
BGI Prime Money Market Fund, Premium Shares, 1.37% q ρρ	130,764	130,764
BlackRock Liquidity TempFund, Institutional Class, 1.66% q ρρ	325,596	325,596
Evergreen Institutional Money Market Fund, Class I, 1.53% q ø ρρ	2,450,293	2,450,293
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.85% q ρρ	122,891	122,891

Total Short-Term Investments (cost $3,029,544)		3,029,544

Total Investments (cost $40,922,401) 105.8%		36,584,182
Other Assets and Liabilities (5.8%)		(2,016,241)

Net Assets 100.0%		$34,567,941

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2008

The following table shows the percent of total long-term investments by sector as of December 31, 2008:

Information Technology	23.9%
Health Care	23.4%
Industrials	16.1%
Consumer Discretionary	12.0%
Financials	10.2%
Energy	6.3%
Consumer Staples	3.9%
Telecommunication Services	2.4%
Materials	1.8%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $38,472,108) including $1,697,713 of securities loaned	$34,133,889
Investments in affiliated money market fund, at value (cost $2,450,293)	2,450,293

Total investments	36,584,182
Receivable for securities sold	1,167,270
Receivable for Fund shares sold	122
Dividends receivable	14,629
Receivable for securities lending income	6,710

Total assets	37,772,913

Liabilities
Payable for securities purchased	1,110,582
Payable for Fund shares redeemed	316,020
Payable for securities on loan	1,766,568
Advisory fee payable	1,180
Distribution Plan expenses payable	103
Due to other related parties	259
Accrued expenses and other liabilities	10,260

Total liabilities	3,204,972

Net assets	$34,567,941

Net assets represented by
Paid-in capital	$51,586,197
Undistributed net investment income	2,546
Accumulated net realized losses on investments	(12,682,583)
Net unrealized losses on investments	(4,338,219)

Total net assets	$34,567,941

Net assets consists of
Class 1	$26,835,769
Class 2	7,732,172

Total net assets	$34,567,941

Shares outstanding (unlimited number of shares authorized)
Class 1	3,252,832
Class 2	955,640

Net asset value per share
Class 1	$8.25
Class 2	$8.09

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Securities lending	$316,358
Dividends (net of foreign withholding taxes of $1,257)	213,444
Income from affiliate	52,800

Total investment income	582,602

Expenses
Advisory fee	403,481
Distribution Plan expenses	27,762
Administrative services fee	57,639
Transfer agent fees	227
Trustees’ fees and expenses	2,254
Printing and postage expenses	28,912
Custodian and accounting fees	18,135
Professional fees	28,394
Other	2,142

Total expenses	568,946
Less: Expense reductions	(1,065)
Fee waivers	(4,112)

Net expenses	563,769

Net investment income	18,833

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(12,163,867)
Net change in unrealized gains or losses on investments	(17,143,483)

Net realized and unrealized gains or losses on investments	(29,307,350)

Net decrease in net assets resulting from operations	$(29,288,517)

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income (loss)		$18,833		$(326,782)
Net realized gains or losses on investments		(12,163,867)		10,605,465
Net change in unrealized gains or losses on investments		(17,143,483)		(898,097)

Net increase (decrease) in net assets resulting from operations		(29,288,517)		9,380,586

Distributions to shareholders from
Net investment income
Class 1		(11,683)		0
Net realized gains
Class 1		0		(14,231,694)
Class 2		0		(2,871,175)
Tax basis return of capital
Class 1		0		(57,455)
Class 2		0		(11,422)

Total distributions to shareholders		(11,683)		(17,171,746)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	677,691	7,629,693	653,308	10,418,235
Class 2	66,459	650,415	8,836	134,118

		8,280,108		10,552,353

Net asset value of shares issued in reinvestment of distributions
Class 1	1,486	11,683	1,013,752	14,289,149
Class 2	0	0	207,865	2,882,597

		11,683		17,171,746

Payment for shares redeemed
Class 1	(2,489,390)	(28,081,353)	(1,418,103)	(22,326,601)
Class 2	(152,234)	(1,695,025)	(124,846)	(1,969,347)

		(29,776,378)		(24,295,948)

Net increase (decrease) in net assets resulting from capital share transactions		(21,484,587)		3,428,151

Total decrease in net assets		(50,784,787)		(4,363,009)
Net assets
Beginning of period		85,352,728		89,715,737

End of period		$34,567,941		$85,352,728

Undistributed net investment income (loss)		$2,546		$(2,010)

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

20

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2008, the following amounts were reclassified:

Undistributed net investment income	$(2,594)
Accumulated net realized losses on investments	2,594

21

NOTES TO FINANCIAL STATEMENTS continued

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Growth Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $4,112.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the

22

NOTES TO FINANCIAL STATEMENTS continued

aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (See Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $7,351 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $60,247,867 and $80,105,336, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in
Valuation Inputs	Securities

Level 1 – Quoted Prices	$36,584,182
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$36,584,182

During the year ended December 31, 2008, the Fund loaned securities to certain brokers and earned $316,358, net of $34,980 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,697,713 and $1,766,568, respectively.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $41,730,529. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,458,277 and $8,604,624, respectively, with a net unrealized depreciation of $5,146,347.

As of December 31, 2008, the Fund had $9,294,496 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $2,579,959.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed		Capital Loss Carryovers and	Temporary
Ordinary	Unrealized	Post-October	Book/Tax
Income	Depreciation	Losses	Differences

$3,832	$5,146,347	$11,874,455	($1,286)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash

24

NOTES TO FINANCIAL STATEMENTS continued

sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$11,683	$1,868,720
Long-term Capital Gain	0	15,234,149
Return of Capital	0	68,877

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District

25

NOTES TO FINANCIAL STATEMENTS continued

Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

28

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

29

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

30

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

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ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

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ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Russell 2000 Growth Index, and had outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for five-year period ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual

33

ADDITIONAL INFORMATION (unaudited) continued

funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together

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ADDITIONAL INFORMATION (unaudited) continued

with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

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ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

560859 rv6 02/2009

Evergreen VA International Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA International Equity Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Francis X. Claro, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 8/17/1998

	Class 1	Class 2
Class inception date	8/17/1998	7/31/2002

Average annual return

1-year	-41.49%	-41.60%

5-year	2.76%	2.51%

10-year	3.76%	3.61%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA International Equity Fund Class 1 shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (MSCI EAFE Free) and the Consumer Price Index (CPI).

The MSCI EAFE Free is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -41.49% for the twelve-month period ended December 31, 2008. During the same period, the MSCI EAFE Free returned -43.38%.

The fund’s objective is to seek long-term capital growth and secondarily, modest income.

Investment process

The market declines that had picked up steam in the first half of 2008 continued at a staggering pace during the second half of the year. Over the year, the major global equity indexes experienced falls in excess of 40% in U.S. dollar terms with the U.S. markets close behind while volatility was at extreme levels. The realization that what had started out as a domestic U.S. housing problem had spiraled into a global economic recession hit markets hard.

In such a weak climate, there was nowhere for equity investors to hide. All sectors and geographic regions in the major international developed, emerging and small cap indexes were heavily impacted by the fallout and suffered major losses. Financials and Materials were the weakest-performing sectors in the MSCI EAFE Index, largely reflecting the continuing impact of the financial industry crisis and the decline, late in the year, in commodity prices. Over the year, some of the world’s weakest markets were in Europe, the bottom three being Ireland, Austria and Belgium with falls of between -66% and -71% in U.S. dollar terms.

During the course of the year, as the market difficulties unfolded, we made major changes to the portfolio. These changes were driven by a combination of top-down considerations at industry and country levels as well as by stock-specific influences. We switched the emphasis and weights in Financials significantly, in large part by reducing and eliminating exposure to banks that have large need for capital and moving toward companies with strong capital bases, such as insurers, and those with little capital needs, such as stock exchanges. By year end, we had opened an overweight in Financials. Telecommunication Services and Health Care also had meaningful but more modest increases. Industrials, Utilities, Consumer Discretionary and Information Technology saw the largest reductions. When viewed from a geographic perspective, the changes in the portfolio structure were more modest, with the largest increase in Japan, offset by the reduction in Europe and in Emerging Markets, which represented only a small weight by year end. Much of the increased weight in Japan reflected our view that domestic Japanese companies had been the relative safe haven in the recent turmoil as the yen had been strengthening. Within Europe, we had some rotation—with Switzerland and Belgium the larger increases, and Italy, Finland and France the bigger reductions.

Contributors to performance

Over the year, the portfolio return slightly outperformed the benchmark index, MSCI EAFE Free. Positive contributions came from a range of sectors. Stock outperformance in Financials and Consumer Discretionary helped both of those sectors in addition to being underweight to what were two of the weaker sectors. While we increased our weight in Financials later in the year, our underweight position over the year as a whole combined well with our specific industry emphasis. Among the better stocks were Munich Re-insurance and Experian, the U.K. company specializing in the provision of consumer credit information. In Consumer Discretionary, the better stocks included Sodexo, the French food facilities management company, and Vivendi, the French media, telecommunications and motion picture

6

PORTFOLIO MANAGER COMMENTARY continued

distributor. In Health Care, Novartis and Roche, two dominant global pharmaceutical players, rewarded the overweight position we held, as both were among the year’s better performers, given investors’ search for quality and visibility of earnings. Materials had some bright spots, with our exposure to some gold-oriented companies proving positive. Examples included Barrick Gold, Goldcorp and Agnico-Eagle Mines. Our overweight to Rio Tinto early in the year combined with our late-year reduction in the stock also proved positive when BHP dropped its hostile bid for the company. Consumer Staples delivered on its expected outperformance in this environment, particularly in the later quarters, and our stocks exceeded the sectors’ index return. Unilever, the Anglo Dutch leader in its area, benefited from announcing as its CEO designate, the widely respected head of Nestle in Europe. Many of the Japanese consumer names that we added in the third quarter, including Lawson, Uni-Charm and Asahi Breweries, were strong performers and significant contributors.

Geographically, Asia ex-Japan (through Australia and Hong Kong), the United Kingdom and Europe (mainly Switzerland, Germany and Belgium) were the notable regions, largely through superior stock performance.

In a year of significant negative returns in equity markets, elevated cash levels proved positive, as did the currency hedges that were put in place to guard against appreciation in the U.S. dollar mid-year.

Detractors from performance

Our underweights in Energy and Utilities, two of the stronger-performing sectors for the year, detracted from performance. In Energy, some of the bigger oil giants performed well despite the impact of falling prices, as investors were attracted to companies with better cash flows. Additionally, Technip, the French oil services company, weakened as the sharp fall in oil prices put pressure on exploration expenditure and plans. In Utilities, France’s GDF Suez—which resulted from a merger between GDF and Suez during the year—also detracted from results. Among other disappointing holdings were Carrefour, where the major institutional investors ousted the company’s CEO; Vodafone Group, where we were underweight; and Adidas, a strong performer in prior periods.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2008	12/31/2008	During Period*

Actual
Class 1	$1,000.00	$ 658.67	$3.00
Class 2	$1,000.00	$ 658.62	$4.09
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.52	$3.66
Class 2	$1,000.00	$1,020.21	$4.98

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.72% for Class 1 and 0.98% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.84	$16.18	$14.31	$12.62	$10.71

Income from investment operations
Net investment income (loss)	0.41 [1]	0.34	0.37	0.19	0.10
Net realized and unrealized gains or losses on investments	(7.26)	2.09	2.90	1.82	1.95

Total from investment operations	(6.85)	2.43	3.27	2.01	2.05

Distributions to shareholders from
Net investment income	0	(0.41)	(0.58)	(0.32)	(0.14)
Net realized gains	(0.38)	(1.36)	(0.82)	0	0

Total distributions to shareholders	(0.38)	(1.77)	(1.40)	(0.32)	(0.14)

Net asset value, end of period	$9.61	$16.84	$16.18	$14.31	$12.62

Total return[2]	(41.49)%	15.00%	23.16%	16.00%	19.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$71,286	$190,766	$175,518	$140,564	$96,614
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.67%	0.63%	0.68%	0.77%	0.96%
Expenses excluding waivers/reimbursements and expense reductions	0.67%	0.63%	0.68%	0.77%	0.96%
Net investment income (loss)	3.02%	2.01%	2.53%	1.64%	0.98%
Portfolio turnover rate	127%	58%	74%	61%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$16.77	$16.12	$14.26	$12.59	$10.70

Income from investment operations
Net investment income (loss)	0.37 [1]	0.29	0.34	0.14	0.09
Net realized and unrealized gains or losses on investments	(7.21)	2.09	2.88	1.83	1.92

Total from investment operations	(6.84)	2.38	3.22	1.97	2.01

Distributions to shareholders from
Net investment income	0	(0.37)	(0.54)	(0.30)	(0.12)
Net realized gains	(0.38)	(1.36)	(0.82)	0	0

Total distributions to shareholders	(0.38)	(1.73)	(1.36)	(0.30)	(0.12)

Net asset value, end of period	$9.55	$16.77	$16.12	$14.26	$12.59

Total return[2]	(41.60)%	14.73%	22.89%	15.67%	18.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$56,692	$118,843	$109,836	$71,849	$25,451
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.88%	0.93%	1.01%	1.21%
Expenses excluding waivers/reimbursements and expense reductions	0.92%	0.88%	0.93%	1.01%	1.21%
Net investment income (loss)	2.74%	1.75%	2.28%	1.22%	0.70%
Portfolio turnover rate	127%	58%	74%	61%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Country	Shares	Value

COMMON STOCKS 92.4%
CONSUMER DISCRETIONARY 8.0%
Hotels, Restaurants & Leisure 3.1%
Compass Group plc	United Kingdom	282,965	$1,404,190
Sodexo SA ρ	France	47,173	2,610,554

			4,014,744

Media 2.8%
Toho Co., Ltd. ρ	Japan	39,200	841,053
Vivendi SA	France	83,329	2,712,997

			3,554,050

Multiline Retail 0.5%
PPR SA ρ	France	9,249	604,198

Specialty Retail 1.3%
Fast Retailing Co., Ltd.	Japan	100	14,574
Hennes & Mauritz AB, Class B ρ	Sweden	21,793	851,584
Inditex SA	Spain	17,380	768,219

			1,634,377

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	Germany	9,932	381,987

CONSUMER STAPLES 13.5%
Beverages 1.9%
Asahi Breweries, Ltd. ρ	Japan	30,700	528,331
Carlsberg AS	Denmark	1,947	63,922
Diageo plc	United Kingdom	45,509	633,054
Heineken NV	Netherlands	18,267	561,228
Pernod Ricard SA	France	7,806	578,856

			2,365,391

Food & Staples Retailing 4.6%
Carrefour SA ρ	France	2,971	114,095
FamilyMart Co., Ltd.	Japan	20,600	894,899
Lawson, Inc.	Japan	26,000	1,499,474
Seven & I Holdings Co., Ltd. ρ	Japan	32,102	1,099,806
Sugi Holdings Co., Ltd. ρ	Japan	44,300	1,181,673
Tesco plc	United Kingdom	200,231	1,043,186

			5,833,133

Food Products 3.7%
Chocoladefabriken Lindt & Sprungli AG ρ	Switzerland	66	122,582
Lotte Confectionery Co., Ltd.	South Korea	393	410,886
Nestle SA	Switzerland	46,138	1,818,417
Unilever NV	Netherlands	100,174	2,427,228

			4,779,113

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 0.7%
Uni-Charm Corp.	Japan	11,800	$891,921

Personal Products 1.1%
Shiseido Co., Ltd. ρ	Japan	71,000	1,453,438

Tobacco 1.5%
Imperial Tobacco Group plc	United Kingdom	58,890	1,573,136
Japan Tobacco, Inc.	Japan	52	172,193
Swedish Match AB	Sweden	15,878	227,295

			1,972,624

ENERGY 4.9%
Energy Equipment & Services 0.4%
Technip SA	France	17,624	539,930

Oil, Gas & Consumable Fuels 4.5%
BG Group plc	United Kingdom	29,026	402,990
BP plc	United Kingdom	184,333	1,412,412
ENI SpA	Italy	9,342	221,367
Royal Dutch Shell plc, Class A	United Kingdom	52,423	1,370,354
Total SA	France	30,137	1,642,999
Woodside Petroleum, Ltd.	Australia	27,059	698,319

			5,748,441

FINANCIALS 25.1%
Capital Markets 1.2%
Credit Suisse Group AG	Switzerland	30,110	825,292
UBS AG *	Switzerland	47,365	686,973

			1,512,265

Commercial Banks 5.0%
Banco Santander SA	Spain	23,678	228,519
Barclays plc	United Kingdom	60,840	137,159
BNP Paribas SA ρ	France	20,114	849,342
Credit Agricole SA	France	25,961	295,241
DBS Group Holdings, Ltd. ρ ☐	Singapore	62,000	367,799
DnB NOR ASA	Norway	114,091	455,749
Greek Postal Savings Bank SA	Greece	7,089	55,410
HSBC Holdings plc – London Exchange	United Kingdom	105,019	1,005,161
KBC Group NV	Belgium	13,965	421,809
Mitsubishi UFJ Financial Group, Inc. ρ	Japan	62,300	386,567
Mizuho Financial Group, Inc. ρ ☐	Japan	83	240,227
National Bank of Greece SA	Greece	20,620	381,887
Standard Chartered plc	United Kingdom	55,216	705,843
Sumitomo Mitsui Financial Group, Inc. ρ ☐	Japan	31	125,116
Svenska Handelsbanken, Ser. A	United Kingdom	42,012	683,823

			6,339,652

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 7.0%
ASX, Ltd. ρ	Australia	80,931	$1,889,812
Bolsas y Mercados Espanoles SA ρ	Spain	14,727	385,607
Compagnie Nationale a Portefeuille	Belgium	5,308	258,106
Criteria Caixa Corp. SA ρ	Spain	141,111	555,184
Deutsche Boerse AG	Germany	32,773	2,386,933
Groupe Bruxelles Lambert SA	Belgium	20,105	1,599,916
Hellenic Exchanges Holding SA	Greece	73,960	582,293
ING Groep NV	Netherlands	56,318	588,702
Pargesa Holdings SA	Switzerland	11,643	778,429

			9,024,982

Insurance 11.7%
Allianz SE	Germany	7,094	760,889
Amlin plc	United Kingdom	81,622	424,488
AMP, Ltd. ρ	Australia	112,321	426,997
AXA SA	France	43,123	961,414
CNP Assurances	France	8,554	618,950
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	20,738	3,258,914
QBE Insurance Group, Ltd. ρ	Australia	81,086	1,473,948
RenaissanceRe Holdings, Ltd. ρ	Bermuda	4,941	254,758
Sampo Oyj, Class A	Finland	59,809	1,117,127
Scor SE	France	14,827	340,877
Sompo Japan Insurance, Inc. ρ	Japan	202,900	1,485,863
T&D Holdings, Inc.	Japan	30,800	1,291,457
Zurich Financial Services AG	Switzerland	11,678	2,535,007

			14,950,689

Real Estate Management & Development 0.2%
IRSA Inversiones y Representaciones SA, GDR *	Argentina	70,284	309,249

HEALTH CARE 8.3%
Health Care Equipment & Supplies 1.6%
Grifols SA	Spain	55,354	961,412
Synthes, Inc.	United States	8,467	1,070,281

			2,031,693

Life Sciences Tools & Services 1.4%
Lonza Group AG ρ	Switzerland	19,203	1,775,221

Pharmaceuticals 5.3%
AstraZeneca plc	United Kingdom	19,465	788,695
Daiichi Sankyo Co., Ltd.	Japan	25,000	594,240
Merck KGaA	Germany	5,349	486,318
Novartis AG	Switzerland	21,781	1,091,326
Novo Nordisk AS	Denmark	12,336	627,771

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Roche Holding AG	Switzerland	14,154	$2,178,778
Shionogi & Co., Ltd.	Japan	22,300	572,775
Teva Pharmaceutical Industries, Ltd., ADR ρ	Israel	11,046	470,228

			6,810,131

INDUSTRIALS 9.7%
Aerospace & Defense 2.1%
BAE Systems plc	United Kingdom	177,378	966,755
Finmeccanica SpA	Italy	87,544	1,341,055
Thales SA	France	8,599	358,847

			2,666,657

Construction & Engineering 0.2%
Bilfinger Berger AG	Germany	3,799	200,984

Electrical Equipment 2.6%
ABB, Ltd.	Switzerland	21,664	326,568
Alstom SA	France	17,281	1,020,492
Mitsubishi Electric Corp.	Japan	82,000	513,131
Vestas Wind Systems AS *	Denmark	20,149	1,197,533
Yingli Green Energy Holding Co., Ltd. ADR * ρ	Cayman Islands	52,186	318,335

			3,376,059

Industrial Conglomerates 1.5%
Siemens AG	Germany	13,357	1,000,446
Smiths Group plc	United Kingdom	74,029	953,136

			1,953,582

Machinery 0.4%
MAN AG	Germany	9,153	504,811

Professional Services 2.2%
Experian plc	United Kingdom	314,554	1,969,872
Intertek Group plc	United Kingdom	11,543	130,750
SGS SA	Switzerland	702	734,950

			2,835,572

Road & Rail 0.7%
Central Japan Railway Co.	Japan	35	302,500
East Japan Railway Co. ☐	Japan	76	602,246

			904,746

INFORMATION TECHNOLOGY 3.5%
Communications Equipment 0.2%
Research In Motion, Ltd. *	Canada	5,628	228,384

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 1.2%
Baidu.com, Inc., ADR * ρ	Cayman Islands	9,119	$1,190,668
SINA Corp. * ρ	Cayman Islands	13,120	303,728

			1,494,396

Office Electronics 1.2%
Canon, Inc.	Japan	9,800	307,637
Neopost ρ	France	13,055	1,181,653

			1,489,290

Software 0.9%
Nintendo Co., Ltd.	Japan	1,700	653,131
Square Enix Co., Ltd. ρ	Japan	17,300	558,495

			1,211,626

MATERIALS 5.0%
Chemicals 0.7%
Akzo Nobel NV	Netherlands	4,017	165,650
BASF SE	Germany	8,881	350,929
Potash Corp. of Saskatchewan, Inc., ADR	Canada	5,660	414,425

			931,004

Containers & Packaging 1.1%
Rexam plc	United Kingdom	279,101	1,425,496

Metals & Mining 3.2%
Agnico-Eagle Mines, Ltd. ρ	Canada	14,392	738,741
Anglo American plc	United Kingdom	5,467	124,875
Barrick Gold Corp.	Canada	31,234	1,148,474
BHP Billiton plc	United Kingdom	22,167	417,557
Centennial Coal Co., Ltd.	Australia	150,625	352,419
Goldcorp, Inc., Class A	Canada	26,166	813,700
Newcrest Mining, Ltd.	Australia	11,907	282,399
Randgold Resources, Ltd., ADR ρ	Channel Islands	4,066	178,579

			4,056,744

TELECOMMUNICATION SERVICES 12.9%
Diversified Telecommunication Services 12.9%
Belgacom SA ρ	Belgium	36,685	1,399,309
Deutsche Telekom AG	Germany	238,893	3,629,636
France Telecom	France	78,450	2,194,338
Hellenic Telecommunications Organization SA	Greece	150,455	2,502,885
Koninklijke KPN NV	Netherlands	164,846	2,390,408
Swisscom AG	Switzerland	6,707	2,165,239
Telefonica SA	Spain	102,338	2,293,954

			16,575,769

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES 1.5%
Electric Utilities 1.0%
Electricite de France SA ρ	France	14,998	$871,697
Endesa SA ρ	Spain	10,965	442,959

			1,314,656

Multi-Utilities 0.5%
GDF Suez SA ρ	France	2,336	115,695
RWE AG	Germany	4,799	431,414

			547,109

Total Common Stocks (cost $124,817,597)			118,244,114

PREFERRED STOCKS 2.8%
HEALTH CARE 2.8%
Health Care Equipment & Supplies 2.8%
Fresenius AG, Var. Rate Pfd. (cost $2,895,352)	Germany	60,461	3,542,872

RIGHTS 0.1%
FINANCIALS 0.1%
Commercial Banks 0.1%
DBS Group Holdings, Ltd. *	Singapore	31,000	64,550

INDUSTRIALS 0.0%
Industrial Conglomerates 0.0%
GP Bruxelles Lambert *	Belgium	2,043	25

Total Rights (cost$0)			64,575

SHORT-TERM INVESTMENTS 20.3%
MUTUAL FUND SHARES 20.3%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.85% q ø	United States	4,381,545	4,381,545
State Street Navigator Securities Lending Prime Portfolio, 2.14% § ρρ	United States	21,684,001	21,684,001

Total Short-Term Investments (cost $26,065,546)			26,065,546

Total Investments (cost $153,778,495) 115.6%			147,917,107
Other Assets and Liabilities (15.6%)			(19,939,394)

Net Assets 100.0%			$127,977,713

ρ	All or a portion of this security is on loan.
*	Non-income producing security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
§	Rate shown is the 1-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2008

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of December 31, 2008:

France	14.5%
United Kingdom	14.4%
Germany	13.9%
Japan	13.3%
Switzerland	12.3%
Netherlands	5.0%
Spain	4.6%
Australia	4.2%
Belgium	3.0%
Greece	2.9%
Canada	2.7%
Denmark	1.6%
Cayman Islands	1.5%
Italy	1.3%
Finland	0.9%
Sweden	0.9%
United States	0.9%
Israel	0.4%
Norway	0.4%
Singapore	0.4%
Argentina	0.3%
South Korea	0.3%
Bermuda	0.2%
Channel Islands	0.1%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2008:

Financials	26.4%
Consumer Staples	14.2%
Telecommunication Services	13.6%
Health Care	11.6%
Industrials	10.2%
Consumer Discretionary	8.4%
Materials	5.3%
Energy	5.2%
Information Technology	3.6%
Utilities	1.5%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $149,396,950) including $20,693,162 of securities loaned	$143,535,562
Investments in affiliated money market fund, at value (cost $4,381,545)	4,381,545

Total investments	147,917,107
Foreign currency, at value (cost $1,866,708)	1,843,966
Receivable for Fund shares sold	213,470
Dividends receivable	95,921
Receivable for securities lending income	21,845
Unrealized gains on forward foreign currency exchange contracts	4,405,797

Total assets	154,498,106

Liabilities
Payable for securities purchased	1,600,399
Payable for Fund shares redeemed	67,119
Unrealized losses on forward foreign currency exchange contracts	3,134,607
Payable for securities on loan	21,684,001
Advisory fee payable	3,212
Distribution Plan expenses payable	777
Due to other related parties	835
Accrued expenses and other liabilities	29,443

Total liabilities	26,520,393

Net assets	$127,977,713

Net assets represented by
Paid-in capital	$175,120,783
Undistributed net investment income	4,450,591
Accumulated net realized losses on investments	(46,981,386)
Net unrealized losses on investments	(4,612,275)

Total net assets	$127,977,713

Net assets consists of
Class 1	$71,285,662
Class 2	56,692,051

Total net assets	$127,977,713

Shares outstanding (unlimited number of shares authorized)
Class 1	7,414,501
Class 2	5,938,075

Net asset value per share
Class 1	$9.61
Class 2	$9.55

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $ 804,435)	$7,303,213
Securities lending	487,608
Income from affiliate	73,212

Total investment income	7,864,033

Expenses
Advisory fee	889,720
Distribution Plan expenses	220,170
Administrative services fee	214,012
Transfer agent fees	515
Trustees’ fees and expenses	9,663
Printing and postage expenses	50,171
Custodian and accounting fees	212,969
Professional fees	40,551
Interest expense	3,754
Other	5,600

Total expenses	1,647,125
Less: Expense reductions	(2,140)
Fee waivers	(61)

Net expenses	1,644,924

Net investment income	6,219,109

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(41,639,542)
Foreign currency related transactions	(278,871)

Net realized losses on investments	(41,918,413)
Net change in unrealized gains or losses on investments	(73,102,436)

Net realized and unrealized gains or losses on investments	(115,020,849)

Net decrease in net assets resulting from operations	$(108,801,740)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$6,219,109		$5,804,579
Net realized gains or losses on investments		(41,918,413)		29,664,295
Net change in unrealized gains or losses on investments		(73,102,436)		5,943,182

Net increase (decrease) in net assets resulting from operations		(108,801,740)		41,412,056

Distributions to shareholders from
Net investment income
Class 1		0		(4,622,240)
Class 2		0		(2,573,315)
Net realized gains
Class 1		(3,810,663)		(14,087,925)
Class 2		(2,603,551)		(8,906,523)

Total distributions to shareholders		(6,414,214)		(30,190,003)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	1,417,714	18,686,503	3,331,563	57,955,062
Class 2	323,055	4,244,648	440,157	7,767,480

		22,931,151		65,722,542

Net asset value of shares issued in reinvestment of distributions
Class 1	253,032	3,810,663	1,084,893	18,710,165
Class 2	173,802	2,603,551	669,685	11,479,838

		6,414,214		30,190,003

Payment for shares redeemed
Class 1	(5,581,909)	(74,139,190)	(3,939,378)	(68,339,717)
Class 2	(1,645,470)	(21,621,733)	(837,953)	(14,539,550)

		(95,760,923)		(82,879,267)

Net increase (decrease) in net assets resulting from capital share transactions		(66,415,558)		13,033,278

Total increase (decrease) in net assets		(181,631,512)		24,255,331
Net assets
Beginning of period		309,609,225		285,353,894

End of period		$127,977,713		$309,609,225

Undistributed net investment income		$4,450,591		$47,577

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA International Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on

21

NOTES TO FINANCIAL STATEMENTS continued

investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all

22

NOTES TO FINANCIAL STATEMENTS continued

financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies. During the year ended December 31, 2008, the following amounts were reclassified:

Undistributed net investment income	$(1,816,095)
Accumulated net realized losses on investments	1,816,095

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen International Equity Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim

23

NOTES TO FINANCIAL STATEMENTS continued

advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $61.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $267,443,285 and $337,166,259, respectively, for the year ended December 31, 2008.

On January 1, 2008 the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based

24

NOTES TO FINANCIAL STATEMENTS continued

upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$32,434,817	$0
Level 2 – Other Significant Observable Inputs	115,482,290	1,271,190
Level 3 – Significant Unobservable Inputs	0	0

Total	$147,917,107	$1,271,190

*	Other financial instruments include forwards.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $160,578,891. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,793,269 and $22,455,053, respectively, with a net unrealized depreciation of $12,661,784.

At December 31, 2008, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at December 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

1/6/2009	14,402,000	EUR	$ 20,018,586	$ 18,424,479	$ 1,594,107
1/6/2009	4,560,000	GBP	6,555,957	7,307,856	(751,899)
1/28/2009	6,520,000	DKK	1,215,355	1,109,032	106,323
1/28/2009	140,800	DKK	26,246	23,997	2,249
1/28/2009	563,200	DKK	104,983	97,617	7,366
1/29/2009	2,300,000	AUD	1,599,246	1,526,165	73,081
1/29/2009	346,600	AUD	241,000	221,997	19,003
1/29/2009	1,386,400	AUD	963,998	915,024	48,974
1/29/2009	2,650,000	NOK	377,762	381,268	(3,506)
1/29/2009	729,800	NOK	104,034	103,577	457
1/29/2009	2,919,200	NOK	416,137	410,144	5,993
1/29/2009	5,520,000	SEK	697,707	698,469	(762)
1/29/2009	185,400	SEK	23,434	22,647	787
1/29/2009	741,600	SEK	93,735	92,737	998
2/4/2009	558,000	EUR	774,600	723,335	51,265

25

NOTES TO FINANCIAL STATEMENTS continued

Exchange Date	Contracts to Receive		U.S. Value at December 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

2/4/2009	1,920,000	EUR	$ 2,665,291	$ 2,435,520	$ 229,771
2/4/2009	1,720,000	EUR	2,387,655	2,160,578	227,077
2/4/2009	1,162,000	EUR	1,613,056	1,477,367	135,689
2/4/2009	1,162,000	EUR	1,613,056	1,475,450	137,606
2/4/2009	348,000	EUR	483,084	449,581	33,503
2/4/2009	348,000	EUR	483,084	449,842	33,242
2/4/2009	1,116,000	EUR	1,549,200	1,476,468	72,732
2/4/2009	1,116,000	EUR	1,549,200	1,477,472	71,728
2/4/2009	871,000	GBP	1,251,227	1,316,673	(65,446)
2/4/2009	522,800	GBP	751,023	780,242	(29,219)
2/4/2009	418,240	GBP	600,819	616,235	(15,416)
2/4/2009	557,960	GBP	801,532	830,300	(28,768)
2/4/2009	1,115,000	GBP	1,601,743	1,656,723	(54,980)

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at December 31, 2008	In Exchange for U.S. $	Unrealized Gain (Loss)

01/06/2009	3,565,000	EUR	$ 4,955,302	$ 4,930,395	$ (24,907)
01/06/2009	2,366,000	EUR	3,288,708	3,190,788	(97,920)
01/06/2009	2,366,000	EUR	3,288,708	3,186,765	(101,943)
01/06/2009	4,066,000	EUR	5,651,686	5,483,001	(168,685)
01/06/2009	2,039,000	EUR	2,834,183	2,667,624	(166,559)
01/06/2009	1,833,000	GBP	2,635,323	3,185,204	549,881
01/06/2009	1,578,000	GBP	2,268,707	2,717,789	449,082
01/06/2009	1,149,000	GBP	1,651,929	1,928,045	276,116
01/28/2009	6,520,000	DKK	1,215,355	1,097,551	(117,804)
01/28/2009	704,000	DKK	131,229	119,830	(11,399)
01/29/2009	2,300,000	AUD	1,599,247	1,388,050	(211,197)
01/29/2009	1,733,000	AUD	1,204,998	1,134,214	(70,784)
01/29/2009	2,650,000	NOK	377,762	373,056	(4,706)
01/29/2009	3,649,000	NOK	520,172	536,539	16,367
01/29/2009	5,520,000	SEK	697,707	678,700	(19,007)
01/29/2009	927,000	SEK	117,169	118,948	1,779
02/04/2009	3,764,000	EUR	5,225,078	4,778,210	(446,868)
02/04/2009	1,613,000	EUR	2,239,121	2,044,881	(194,240)
02/04/2009	2,016,000	EUR	2,798,554	2,541,874	(256,680)
02/04/2009	2,057,000	EUR	2,855,469	2,563,557	(291,912)
02/04/2009	804,000	GBP	1,154,979	1,265,528	110,549
02/04/2009	1,863,000	GBP	2,676,275	2,797,201	120,926
02/04/2009	818,000	GBP	1,175,090	1,199,540	24,450
03/23/2009	1,518,000	EUR	2,104,580	2,109,276	4,696

During the year ended December 31, 2008, the Fund loaned securities to certain brokers. At December 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $20,693,162 and $21,684,001, respectively.

26

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2008, the Fund had $31,065,973 loss carryovers for federal income tax purposes with $80,668 expiring in 2009, $3,587,985 expiring in 2010 and $27,397,320 expiring in 2016.

For income tax purposes, currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October currency losses of $9,115,017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an inter-fund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$5,730,860	$12,686,692	$40,180,990	($6,248)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$630	$8,204,570
Long-term Capital Gain	6,413,584	21,985,433

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

27

NOTES TO FINANCIAL STATEMENTS continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended December 31, 2008, the Fund had average borrowings outstanding of $85,510 at an average rate of 4.39% and paid interest of $3,754.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging

28

NOTES TO FINANCIAL STATEMENTS continued

activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA International Equity Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA International Equity Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $6,413,584 for the fiscal year ended December 31, 2008.

For corporate shareholders, 1.46% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2008, the total amount of foreign taxes expected to be passed through to shareholders was $599,131 on foreign source income of $8,095,323. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2008 will be reported in conjunction with Form 1099-DIV.

31

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

32

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and share-

33

ADDITIONAL INFORMATION (unaudited) continued

holders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

34

ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

35

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index, and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, and outperformed a majority of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds

36

ADDITIONAL INFORMATION (unaudited) continued

against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together

37

ADDITIONAL INFORMATION (unaudited) continued

with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

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ADDITIONAL INFORMATION (unaudited) continued

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

560861 rv6 02/2009

Evergreen VA Omega Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Omega Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

1

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn
President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

3

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

Class inception date	Class 1 3/6/1997	Class 2 7/31/2002

Average annual return

1-year	-27.19%	-27.41%

5-year	-0.77%	-1.02%

10-year	1.00%	0.83%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Omega Fund Class 1 shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2008, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -27.19% for the twelve-month period ended December 31, 2008. During the same period, the Russell 1000 Growth returned -38.44%.

The fund’s objective is to seek long-term capital growth.

Investment process

Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue companies that we believe can sustain above-average growth of long-term cash flows and which sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed, a stock fully reflects fair value, unfavorable structural change takes place in the business, or better risk-reward opportunities are identified.

During 2008, there were no meaningful changes to the portfolio’s overall sector positioning, as we continued to maintain overweight positions in Information Technology, Health Care and Consumer Discretionary names and underweight positions in Industrials, Energy and Materials. After the recent significant price correction in September 2008, we increased our exposure in Energy in the third quarter. We made investments in eight new companies and sold our stakes in nine. The new companies were Bankrate, FactSet, Linear Technology, Visa, Merck, Blue Nile, Weatherford and Shlumberger. We sold our positions in Apollo, Wal-Mart, Whole Foods, Avid, Pfizer, Cintas, Dell, Intel and Citigroup.

Contributors to performance

As in 2007, the portfolio’s outperformance relative to its benchmark during the period was primarily driven by stock selection in the Information Technology, Health Care and Industrials sectors. In Information Technology, our new Bankrate position and our long-term holdings Altera, Qualcomm and Oracle were major contributors. Amgen, Novartis and Biogen in Health Care; Apollo in Consumer Discretionary; Wal-Mart in Consumer Staples; UPS in Industrials; and Marsh & McLennan in Financials were also major outperformers. We sold Apollo, the best performing stock in our portfolio in the prior fiscal year, as it reached our estimate of intrinsic value. We also sold another outperforming stock, Wal-Mart, as we found better risk-reward opportunities elsewhere in the market.

6

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Major detractors, in order, were Legg Mason, Amazon, Google and Blue Nile. We added to our positions in Google, Blue Nile and Legg Mason. Amazon, our largest holding in the portfolio, was the second worst performing stock after Legg Mason. Still, Amazon, a great example of a strong business with solid growth drivers, selling at a significant discount to our estimate of the company’s intrinsic value, has been the best performing stock during the current management’s tenure on fund.

Our investment process is guided by our steadfast commitment to the long term. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis currently leads us to overweight in Technology, Health Care and Consumer Discretionary names. At present, we are underweight in Energy, Materials and Industrials. We are steadfast in our commitment to long-term investing. A byproduct of this philosophy has been a relatively low portfolio turnover ratio, even though the fund does not have a stated goal of maintaining a specified level of portfolio turnover. At the end of 2008, the portfolio turnover ratio was 46%, much higher than last year as we took advantage of bargains in the market and extreme volatility. During the current management’s tenure on the portfolio (June 30, 2006 to December 31, 2008), the estimated annualized portfolio turnover was 30.04%. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long term.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$798.56	$3.30
Class 2	$1,000.00	$797.43	$4.43
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.47	$3.71
Class 2	$1,000.00	$1,020.21	$4.98

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.73% for Class 1 and 0.98% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.82	$17.80	$16.79	$16.20	$15.11

Income from investment operations
Net investment income (loss)	0.23	0.08	0.05	(0.01)	0.03
Net realized and unrealized gains or losses on investments	(5.62)	2.05	0.96	0.63	1.06

Total from investment operations	(5.39)	2.13	1.01	0.62	1.09

Distributions to shareholders from
Net investment income	0	(0.11)	0	(0.03)	0

Net asset value, end of period	$14.43	$19.82	$17.80	$16.79	$16.20

Total return[1]	(27.19)%	11.96%	6.02%	3.85%	7.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$35,952	$67,773	$78,068	$94,372	$119,438
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.72%	0.71%	0.70%	0.71%	0.68%
Expenses excluding waivers/reimbursements and expense reductions	0.72%	0.71%	0.70%	0.71%	0.68%
Net investment income (loss)	1.11%	0.32%	0.26%	(0.09)%	0.18%
Portfolio turnover rate	46%	31%	126%	124%	169%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$19.63	$17.62	$16.67	$16.10	$15.05

Income from investment operations
Net investment income (loss)	0.15	0.01	0.01	(0.04)	0.01
Net realized and unrealized gains or losses on investments	(5.53)	2.05	0.94	0.61	1.04

Total from investment operations	(5.38)	2.06	0.95	0.57	1.05

Distributions to shareholders from
Net investment income	0	(0.05)	0	0 [1]	0

Net asset value, end of period	$14.25	$19.63	$17.62	$16.67	$16.10

Total return[2]	(27.41)%	11.74%	5.70%	3.57%	6.98%

Ratios and supplemental data
Net assets, end of period (thousands)	$22,910	$38,137	$37,036	$30,108	$19,662
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.97%	0.96%	0.95%	0.96%	0.93%
Expenses excluding waivers/reimbursements and expense reductions	0.97%	0.96%	0.95%	0.96%	0.93%
Net investment income (loss)	0.86%	0.07%	0.02%	(0.32)%	0.04%
Portfolio turnover rate	46%	31%	126%	124%	169%

1	Amount represents less than $0.005 per share.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value

COMMON STOCKS 99.1%
CONSUMER DISCRETIONARY 15.6%
Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	10,970	$266,790

Internet & Catalog Retail 8.3%
Amazon.com, Inc. * ρ	63,431	3,252,742
Blue Nile, Inc. * ρ	67,500	1,653,075

		4,905,817

Media 1.7%
Omnicom Group, Inc.	37,426	1,007,508

Multiline Retail 0.8%
Target Corp.	14,462	499,373

Specialty Retail 1.6%
Best Buy Co., Inc.	13,685	384,685
Home Depot, Inc.	24,200	557,084

		941,769

Textiles, Apparel & Luxury Goods 2.7%
Timberland Co., Class A * ρ	137,300	1,585,815

CONSUMER STAPLES 6.4%
Beverages 1.1%
Coca-Cola Co.	13,993	633,463

Food Products 1.6%
McCormick & Co., Inc.	29,000	923,940

Household Products 3.7%
Clorox Co.	26,100	1,450,116
Procter & Gamble Co.	12,092	747,528

		2,197,644

ENERGY 6.8%
Energy Equipment & Services 1.8%
Schlumberger, Ltd.	14,100	596,853
Weatherford International, Ltd. *	40,600	439,292

		1,036,145

Oil, Gas & Consumable Fuels 5.0%
Chevron Corp.	22,300	1,649,531
ConocoPhillips	24,946	1,292,203

		2,941,734

FINANCIALS 9.5%
Capital Markets 3.2%
Legg Mason, Inc.	85,800	1,879,878

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 4.7%
Visa, Inc., Class A ρ	52,900	$2,774,605

Insurance 1.6%
Marsh & McLennan Cos.	38,233	927,915

HEALTH CARE 22.5%
Biotechnology 8.1%
Amgen, Inc. *	37,513	2,166,375
Biogen Idec, Inc. *	54,422	2,592,120

		4,758,495

Health Care Equipment & Supplies 3.7%
Medtronic, Inc.	32,099	1,008,551
St. Jude Medical, Inc. *	11,260	371,130
Zimmer Holdings, Inc. *	20,732	837,987

		2,217,668

Health Care Providers & Services 2.0%
WellPoint, Inc. *	27,800	1,171,214

Pharmaceuticals 8.7%
Bristol-Myers Squibb Co.	54,001	1,255,523
Merck & Co., Inc.	47,800	1,453,120
Novartis AG, ADR	48,500	2,413,360

		5,122,003

INDUSTRIALS 5.9%
Air Freight & Logistics 5.5%
Expeditors International of Washington, Inc.	74,100	2,465,307
United Parcel Service, Inc., Class B	13,500	744,660

		3,209,967

Industrial Conglomerates 0.4%
Tyco International, Ltd.	11,642	251,467

INFORMATION TECHNOLOGY 32.4%
Communications Equipment 5.6%
Cisco Systems, Inc. *	70,903	1,155,719
QUALCOMM, Inc.	59,687	2,138,585

		3,294,304

Internet Software & Services 7.5%
Bankrate, Inc. * ρ	57,600	2,188,800
Google, Inc., Class A *	7,286	2,241,538

		4,430,338

IT Services 1.6%
Automatic Data Processing, Inc.	24,487	963,319

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 7.7%
Altera Corp.	182,638	$3,051,881
KLA-Tencor Corp.	6,125	133,464
Linear Technology Corp. ρ	46,400	1,026,368
Texas Instruments, Inc.	18,405	285,645

		4,497,358

Software 10.0%
FactSet Research Systems, Inc. ρ	48,600	2,150,064
Microsoft Corp.	58,839	1,143,830
Oracle Corp. * ρ	145,464	2,579,077

		5,872,971

Total Common Stocks (cost $72,117,560)		58,311,500

SHORT-TERM INVESTMENTS 26.8%
MUTUAL FUND SHARES 26.8%
BGI Prime Money Market Fund, Premium Shares, 1.37% q ρρ	1,167,232	1,167,232
BlackRock Liquidity TempFund, Institutional Class, 1.66% q ρρ	2,906,365	2,906,365
Evergreen Institutional Money Market Fund, Class I, 1.53% q ρρ ø	10,435,272	10,435,272
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.85% q ø	198,213	198,213
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.85% q ρρ	1,096,084	1,096,084

Total Short-Term Investments (cost $15,803,166)		15,803,166

Total Investments (cost $87,920,726) 125.9%		74,114,666
Other Assets and Liabilities (25.9%)		(15,253,138)

Net Assets 100.0%		$58,861,528

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2008:

Information Technology	32.7%
Health Care	22.8%
Consumer Discretionary	15.8%
Financials	9.6%
Energy	6.8%
Consumer Staples	6.4%
Industrials	5.9%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $77,287,241) including $15,143,984 of securities loaned	$63,481,181
Investments in affiliated money market funds, at value (cost $10,633,485)	10,633,485

Total investments	74,114,666
Receivable for securities sold	1,511,041
Receivable for Fund shares sold	245
Dividends receivable	99,056
Receivable for securities lending income	50,445

Total assets	75,775,453

Liabilities
Payable for securities purchased	1,201,988
Payable for Fund shares redeemed	92,722
Payable for securities on loan	15,604,953
Advisory fee payable	1,656
Distribution Plan expenses payable	310
Due to other related parties	348
Accrued expenses and other liabilities	11,948

Total liabilities	16,913,925

Net assets	$58,861,528

Net assets represented by
Paid-in capital	$85,655,888
Undistributed net investment income	815,453
Accumulated net realized losses on investments	(13,803,753)
Net unrealized losses on investments	(13,806,060)

Total net assets	$58,861,528

Net assets consists of
Class 1	$35,951,872
Class 2	22,909,656

Total net assets	$58,861,528

Shares outstanding (unlimited number of shares authorized)
Class 1	2,490,949
Class 2	1,607,197

Net asset value per share
Class 1	$14.43
Class 2	$14.25

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $20,983)	$1,199,613
Income from affiliate	12,563
Securities lending	266,958

Total investment income	1,479,134

Expenses
Advisory fee	421,942
Distribution Plan expenses	78,516
Administrative services fee	81,141
Transfer agent fees	516
Trustees’ fees and expenses	1,622
Printing and postage expenses	21,728
Custodian and accounting fees	24,094
Professional fees	29,578
Interest expense	925
Other	1,501

Total expenses	661,563
Less: Expense reductions	(812)
Fee waivers	(29)

Net expenses	660,722

Net investment income	818,412

Net realized and unrealized gains or losses on investments
Net realized gains on investments	164,062
Net change in unrealized gains or losses on investments	(26,373,941)

Net realized and unrealized gains or losses on investments	(26,209,879)

Net decrease in net assets resulting from operations	$(25,391,467)

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$818,412		$267,735
Net realized gains on investments		164,062		11,670,549
Net change in unrealized gains or losses on investments		(26,373,941)		974,780

Net increase (decrease) in net assets resulting from operations		(25,391,467)		12,913,064

Distributions to shareholders from
Net investment income
Class 1		0		(389,551)
Class 2		0		(110,000)

Total distributions to shareholders		0		(499,551)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	440,710	7,903,291	703,004	13,636,526
Class 2	389,541	7,081,503	124,160	2,358,206

		14,984,794		15,994,732

Net asset value of shares issued in reinvestment of distributions
Class 1	0	0	20,461	389,551
Class 2	0	0	6,089	110,000

		0		499,551

Payment for shares redeemed
Class 1	(1,368,937)	(24,059,512)	(1,691,153)	(32,499,523)
Class 2	(725,506)	(12,582,685)	(288,969)	(5,601,998)

		(36,642,197)		(38,101,521)

Net decrease in net assets resulting from capital share transactions		(21,657,403)		(21,607,238)

Total decrease in net assets		(47,048,870)		(9,193,725)
Net assets
Beginning of period		105,910,398		115,104,123

End of period		$58,861,528		$105,910,398

Undistributed (overdistributed) net investment income		$815,453		$(2,959)

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as the

18

NOTES TO FINANCIAL STATEMENTS continued

aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Omega Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntary waived its advisory fee in the amount of $29.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

19

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $10,141 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

EIS, an indirect, wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $37,776,860 and $58,451,550, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$74,114,666
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$74,114,666

During the year ended December 31, 2008, the Fund loaned securities to certain brokers and earned $266,958, net of $29,273 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2008, the value of securities on loan and the

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NOTES TO FINANCIAL STATEMENTS continued

total value of collateral received for securities loaned amounted to $15,143,984 and $15,604,953, respectively.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $88,169,613. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,451,885 and $16,506,832, respectively, with a net unrealized depreciation of $14,054,947.

As of December 31, 2008, the Fund had $12,534,124 in capital loss carryovers for federal income tax purposes expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008, the Fund incurred and will elect to defer post-October losses of $1,020,742.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$817,352	$14,054,947	$13,554,866	($1,899)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was $0 and $499,551 of ordinary income for the years ended December 31, 2008 and December 31, 2007, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

21

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%.

During the year ended December 31, 2008, the Fund had average borrowings outstanding of $35,577 at an average rate of 2.60% and paid interest of $925.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

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NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Omega Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Omega Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

24

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

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ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and

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ADDITIONAL INFORMATION (unaudited) continued

shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

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ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

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ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, five-, and ten-year periods ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index, and performed in the third, fourth, and second quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the three-year period ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that they had previously discussed the performance of this Fund with EIMC, and that EIMC has taken steps intended to improve the Fund’s performance. They observed that the limited period of time that had elapsed since EIMC’s actions was insufficient for the Trustees to evaluate the success of these changes.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were

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ADDITIONAL INFORMATION (unaudited) continued

higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’ investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that

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ADDITIONAL INFORMATION (unaudited) continued

would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

•	Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational

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ADDITIONAL INFORMATION (unaudited) continued

stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

530863 rv6 02/2009

Evergreen VA Special Values Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Special Values Fund for the twelve-month period ended December 31, 2008 (the “period”).

After contracting in the fourth quarter of 2007, the U.S. economy made gains in the first half of 2008. These gains were largely due to strength in government spending and exports, powered higher by the weakening U.S. currency. At the same time, home prices continued to fall and job losses persisted. September 2008 marked a crucial event, when federal officials allowed for the collapse of Lehman Brothers, which history will likely judge as a colossal policy failure. The collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze.

Consequently, officials at the Federal Reserve Board and U.S. Treasury increased their involvement, utilizing innovative measures to improve both liquidity and confidence. These efforts culminated with Congress’ approval of the $700 billion Troubled Asset Relief Program (“TARP”). The program was initially intended to be used to purchase distressed mortgage-related securities, however, one month after TARP’s approval the Treasury decided against it. Not surprisingly, confidence at the consumer and investor levels was shaken further, and banks, despite the recapitalization efforts to revive their balance sheets, became both increasingly vigilant and militant relative to their lending policies. As a result, economic activity in the fourth quarter of 2008 was positioned to be among the weakest in history.

During this period of unprecedented events, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. In addition to seeking ways to stave off losses that the prevailing markets presented, managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios sought total return and current income.

LETTER TO SHAREHOLDERS continued

In this challenging environment, we continue to emphasize fully diversified strategies for long-term investors in order to participate in market gains while limiting the potential for losses. Periods of economic weakness have previously been accompanied by increases in market volatility, allowing for active managers to typically outperform passive strategies. Therefore, we encourage investors to have appropriate equity exposure relative to capitalization, investment style and region for their diversified long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

After the merger, new interim advisory agreements between the Evergreen Funds and EIMC went into effect, as did new interim sub-advisory agreements with each sub-advisor to the Evergreen Funds. These interim agreements will be in effect until no later than March 19, 2009. Shareholders of the Evergreen Funds will meet on or around February 12, 2009 to consider definitive advisory and sub-advisory agreements for the Evergreen Funds, which would replace the interim agreements.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.

FUND AT A GLANCE

as of December 31, 2008

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 5/1/1998

Class inception date	Class 1 5/1/1998	Class 2 7/31/2002

Average annual return

1-year	-31.31%	-31.48%

5-year	0.58%	0.33%

10-year	6.41%	6.25%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Special Values Fund Class 1 shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2008, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned -31.31% for the twelve-month period ended December 31, 2008. During the same period, the Russell 2000 Value returned -28.92%.

The fund’s objective is to seek capital growth in the value of its shares.

Investment process

The financial markets were volatile during the first quarter of 2008, as investors contended with weaker economic activity and the ongoing credit crisis. Small cap value stocks outperformed large and mid cap value, while value stocks, overall, outperformed their growth counterparts in the Russell indexes. In the second quarter, surging commodity prices and ailing financial firms continued to fuel broad concerns about the economy and corporate profits. Stocks were weak across the board for the third quarter, led lower by signs of global economic weakness, disappointing corporate profits and uncertainty surrounding the housing and credit crisis. Volatility continued to dominate trading patterns in the final months of 2008. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

Contributors to performance

Independent oil and gas exploration and production companies were the largest contributors to performance in the first quarter, as commodity prices continued to soar. Stock selection in the Financials sector helped performance in the second quarter, with Hilb Rogal & Hobbs, an operator of insurance agencies, being a major contributor. First Citizens Bancshares was the top contributor for the fund in the third quarter. The Raleigh-based financial holding company has remained profitable at a time when many other national banks have been experiencing heavy losses. American Italian Pasta, the largest U.S. producer of dry pasta, was the top contributor for the fund in the fourth quarter; benefiting from the resurgence of pasta as a low cost food item. In addition, new management has cut expenses, reduced debt, and re-listed on the NASDAQ.

Detractors from performance

Stock selection in the Financials and Consumer Staples sectors held back results in the first quarter—in Financials, share price performance of Hilb Rogal & Hobbs had been disappointing during the quarter, but we believed the company had an excellent business model and the potential for much higher earnings power than was being generated at the time. We continued to hold the stock, and it became a contributor to performance in the second quarter when the company agreed to be acquired by Willis Group. Stock selection in the Information Technology and Materials sectors held back performance in the second quarter, while a pullback in crude oil and natural gas prices led to third-quarter underperformance in the Energy space. Specific names included Forest’s Oil, which reported that Hurricane Ike negatively affected third-quarter production. Pre-storm, Forest reported that its volumes were in line with expectations for the year. However, shutdowns from Hurricanes Gustav and Ike reduced third-quarter production and caused the company to lower its earnings guidance. Whiting Petroleum also reported negative

PORTFOLIO MANAGER COMMENTARY continued

repercussions from Hurricane Ike, including third-party shutdowns and evacuations for both pipeline and onshore facilities. Zale, a leading specialty retailer of jewelry, was a detractor from performance. In the fourth quarter, the company suffered from a decline in comparable same store sales as it took markdowns to remain competitive. Under new management, the company made significant strides in 2008 in improving its position over the long-term by permanently reducing inventory levels to create a more simplified and current overall assortment. However, the dramatic slowdown in retail has overshadowed positive steps by management and has put Zale into a higher risk category. We continue to own the stock, but will not add to the position until we gain confidence that the sales performance has stabilized with improvement on the horizon. We remain cautious on the sector and continue to focus on well-capitalized companies with the ability to drive improvements in products and efficiency and manage through this downturn. Genesco remains our largest holding in the sector.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

You should carefully consider the fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397.

Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$ 738.05	$4.37
Class 2	$1,000.00	$ 737.00	$5.46
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.11	$5.08
Class 2	$1,000.00	$1,018.85	$6.34

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.00% for Class 1 and 1.25% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 366 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.59	$17.33	$16.13	$16.31	$13.78

Income from investment operations
Net investment income (loss)	0.15	0.22	0.13	0.16	0.16
Net realized and unrealized gains or losses on investments	(4.41)	(1.51)	3.33	1.59	2.64

Total from investment operations	(4.26)	(1.29)	3.46	1.75	2.80

Distributions to shareholders from
Net investment income	(0.15)	(0.22)	(0.13)	(0.16)	(0.15)
Net realized gains	0	(2.23)	(2.13)	(1.77)	(0.12)

Total distributions to shareholders	(0.15)	(2.45)	(2.26)	(1.93)	(0.27)

Net asset value, end of period	$9.18	$13.59	$17.33	$16.13	$16.31

Total return[1]	(31.31)%	(7.52)%	21.55%	10.76%	20.37%

Ratios and supplemental data
Net assets, end of period (thousands)	$52,225	$98,235	$111,236	$83,784	$65,151
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%	0.96%	0.95%	0.98%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.96%	0.95%	0.98%	1.05%
Net investment income (loss)	1.06%	1.44%	0.86%	1.13%	1.20%
Portfolio turnover rate	52%	55%	55%	44%	34%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2008	2007	2006	2005	2004

Net asset value, beginning of period	$13.54	$17.27	$16.09	$16.28	$13.76

Income from investment operations
Net investment income (loss)	0.11	0.19	0.10	0.14	0.13
Net realized and unrealized gains or losses on investments	(4.38)	(1.51)	3.29	1.56	2.63

Total from investment operations	(4.27)	(1.32)	3.39	1.70	2.76

Distributions to shareholders from
Net investment income	(0.11)	(0.18)	(0.08)	(0.12)	(0.12)
Net realized gains	0	(2.23)	(2.13)	(1.77)	(0.12)

Total distributions to shareholders	(0.11)	(2.41)	(2.21)	(1.89)	(0.24)

Net asset value, end of period	$9.16	$13.54	$17.27	$16.09	$16.28

Total return[1]	(31.48)%	(7.73)%	21.19%	10.48%	20.10%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,168	$19,130	$22,375	$19,633	$17,162
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.24%	1.21%	1.20%	1.23%	1.25%
Expenses excluding waivers/reimbursements and expense reductions	1.25%	1.21%	1.20%	1.23%	1.30%
Net investment income (loss)	0.81%	1.20%	0.60%	0.88%	0.98%
Portfolio turnover rate	52%	55%	55%	44%	34%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value

COMMON STOCKS 94.9%
CONSUMER DISCRETIONARY 10.4%
Auto Components 0.2%
Modine Manufacturing Co.	23,606	$114,961

Diversified Consumer Services 0.9%
Hillenbrand, Inc.	33,500	558,780

Hotels, Restaurants & Leisure 2.7%
Cheesecake Factory, Inc. *	11,400	115,140
DineEquity, Inc.	12,845	148,488
Interval Leisure Group, Inc. *	13,640	73,520
Ruby Tuesday, Inc. *	106,715	166,475
Wendy’s/Arby’s Group, Inc.	244,434	1,207,504

		1,711,127

Household Durables 3.0%
BLYTH, Inc.	136,401	1,069,384
Cavco Industries, Inc. *	15,671	421,393
Dixie Group, Inc. * +	40,900	62,577
Helen of Troy Corp. *	5,300	92,008
Tupperware Brands Corp.	9,000	204,300

		1,849,662

Internet & Catalog Retail 0.4%
HSN, Inc. *	20,940	152,234
Ticketmaster Entertainment, Inc. *	16,840	108,113

		260,347

Media 0.5%
A. H. Belo Corp., Ser. A	58,900	128,402
Journal Communications, Inc., Class A	75,703	185,472

		313,874

Specialty Retail 2.0%
AnnTaylor Stores Corp. *	16,700	96,359
Christopher & Banks Corp.	32,800	183,680
Foot Locker, Inc.	24,900	182,766
Genesco, Inc.	32,700	553,284
Men’s Wearhouse, Inc.	9,600	129,984
Zale Corp. *	25,160	83,783

		1,229,856

Textiles, Apparel & Luxury Goods 0.7%
Delta Apparel Co. *	15,300	55,845
K-Swiss, Inc., Class A	3,900	44,460
Kenneth Cole Productions, Inc., Class A	39,800	281,784
Oxford Industries, Inc.	7,800	68,406

		450,495

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 6.1%
Food & Staples Retailing 2.7%
Casey’s General Stores, Inc.	73,113	$1,664,783

Food Products 1.6%
American Italian Pasta Co., Class A *	23,000	513,820
TreeHouse Foods, Inc. *	17,166	467,602

		981,422

Household Products 0.5%
WD-40 Co.	11,900	336,651

Personal Products 0.6%
Prestige Brands Holdings, Inc. *	34,100	359,755

Tobacco 0.7%
Universal Corp.	14,800	442,076

ENERGY 4.3%
Energy Equipment & Services 1.6%
Atwood Oceanics, Inc. *	47,440	724,883
Global Industries, Ltd. * ρ	52,500	183,225
WSP Holdings, Ltd., ADR *	23,400	98,748

		1,006,856

Oil, Gas & Consumable Fuels 2.7%
BioFuel Energy Corp. *	38,206	13,372
Mariner Energy, Inc. *	71,446	728,749
Rosetta Resources, Inc. *	21,962	155,491
Stone Energy Corp. *	32,600	359,252
Whiting Petroleum Corp. *	11,340	379,437

		1,636,301

FINANCIALS 25.5%
Capital Markets 3.0%
Deerfield Capital Corp.	13,753	39,746
Investment Technology Group, Inc. *	33,996	772,389
Knight Capital Group, Inc., Class A *	46,100	744,515
Kohlberg Capital Corp.	37,963	138,186
Westwood Holdings Group, Inc. +	6,800	193,188

		1,888,024

Commercial Banks 10.1%
BancorpSouth, Inc.	40,500	946,080
BOK Financial Corp.	7,800	315,120
First Citizens Bancshares, Inc., Class A	18,730	2,861,944
IBERIABANK Corp.	9,900	475,200
Renasant Corp.	14,000	238,420
Sterling Bancshares, Inc.	38,100	231,648

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
SVB Financial Group *	2,500	$65,575
UMB Financial Corp.	23,400	1,149,876

		6,283,863

Diversified Financial Services 0.1%
KKR Financial Holdings, LLC	34,900	55,142

Insurance 9.9%
Endurance Specialty Holdings, Ltd.	56,202	1,715,847
IPC Holdings, Ltd.	38,521	1,151,778
Phoenix Cos., Inc.	63,500	207,645
Stewart Information Services Corp.	59,680	1,401,883
Willis Group Holdings, Ltd.	68,132	1,695,124

		6,172,277

Thrifts & Mortgage Finance 2.4%
NewAlliance Bancshares, Inc.	115,328	1,518,870

HEALTH CARE 1.3%
Health Care Equipment & Supplies 0.4%
ICU Medical, Inc. *	3,900	129,246
Syneron Medical, Ltd. *	10,600	88,404

		217,650

Health Care Providers & Services 0.5%
AMN Healthcare Services, Inc. *	38,600	326,556

Life Sciences Tools & Services 0.4%
Cambrex Corp. *	60,397	279,034

INDUSTRIALS 19.2%
Aerospace & Defense 0.4%
GenCorp, Inc. *	74,648	274,705

Building Products 1.7%
Apogee Enterprises, Inc.	40,000	414,400
Quanex Building Products Corp.	69,538	651,571

		1,065,971

Commercial Services & Supplies 3.6%
ACCO Brands Corp. *	77,578	267,644
Courier Corp.	21,300	381,270
Ennis, Inc.	6,700	81,137
Viad Corp.	60,609	1,499,467

		2,229,518

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 1.9%
Belden, Inc.	38,920	$812,650
Franklin Electric Co., Inc.	12,800	359,808

		1,172,458

Machinery 6.7%
Circor International, Inc.	5,200	143,000
Crane Co.	8,500	146,540
EnPro Industries, Inc. *	16,750	360,795
Kadant, Inc. * +	61,720	831,986
Mueller Industries, Inc.	107,104	2,686,168

		4,168,489

Marine 0.3%
TBS International, Ltd., Class A * ρ	17,600	176,528

Professional Services 2.9%
Heidrick & Struggles International, Inc.	34,641	746,167
Korn/Ferry International *	41,982	479,434
Monster Worldwide, Inc. *	49,700	600,873

		1,826,474

Road & Rail 1.7%
Arkansas Best Corp.	35,494	1,068,724

INFORMATION TECHNOLOGY 17.1%
Communications Equipment 1.7%
Avocent Corp. *	7,700	137,907
Ciena Corp. *	42,610	285,487
CommScope, Inc. *	16,300	253,302
NETGEAR, Inc. *	22,400	255,584
Sycamore Networks, Inc. *	51,500	138,535

		1,070,815

Computers & Peripherals 4.9%
Adaptec, Inc. *	170,800	563,640
Electronics for Imaging, Inc. *	50,000	478,000
Imation Corp.	132,836	1,802,585
Quantum Corp. *	397,972	143,270
Silicon Graphics, Inc. *	13,636	36,817

		3,024,312

Electronic Equipment, Instruments & Components 2.1%
AVX Corp.	53,700	426,378
Benchmark Electronics, Inc. *	19,900	254,123
Celestica, Inc. *	4,800	22,128
Coherent, Inc. *	15,000	321,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components continued
Orbotech, Ltd. *	54,900	$220,698
Vishay Intertechnology, Inc. *	23,400	80,028

		1,325,255

Internet Software & Services 1.5%
IAC/InterActiveCorp. *	57,650	906,834
SonicWALL, Inc. *	4,900	19,502

		926,336

IT Services 0.0%
Gevity HR, Inc.	6,100	9,211

Semiconductors & Semiconductor Equipment 4.2%
ANADIGICS, Inc. *	29,000	42,920
ATMI, Inc. *	31,100	479,873
Cabot Microelectronics Corp. *	18,000	469,260
DSP Group, Inc. *	48,024	385,152
Exar Corp. *	69,925	466,400
Lattice Semiconductor Corp. *	222,439	335,883
Standard Microsystems Corp. *	18,840	307,846
Trident Microsystems, Inc. *	37,700	71,253
Zoran Corp. *	11,700	79,911

		2,638,498

Software 2.7%
Borland Software Corp. *	196,599	206,429
Corel Corp. *	51,179	139,718
i2 Technologies, Inc. *	8,300	53,037
Kenexa Corp. *	15,500	123,690
Lawson Software, Inc. *	76,400	362,136
Mentor Graphics Corp. *	19,800	102,366
Novell, Inc. *	139,600	543,044
TIBCO Software, Inc. *	30,900	160,371

		1,690,791

MATERIALS 5.3%
Chemicals 2.4%
A. Schulman, Inc.	38,290	650,930
American Pacific Corp. * +	22,200	178,710
Arch Chemicals, Inc.	20,444	532,975
Innospec, Inc.	18,002	106,032

		1,468,647

Paper & Forest Products 2.9%
Clearwater Paper Corp. *	8,300	69,637
Glatfelter	40,503	376,678

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2008

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products continued
Neenah Paper, Inc.	61,785	$546,179
Schweitzer-Mauduit International, Inc.	42,411	849,068

		1,841,562

UTILITIES 5.7%
Electric Utilities 4.7%
Allete, Inc. ρ	58,876	1,899,929
El Paso Electric Co. *	57,400	1,038,366

		2,938,295

Gas Utilities 1.0%
Atmos Energy Corp.	26,600	630,420

Total Common Stocks (cost $87,947,574)		59,205,371

SHORT-TERM INVESTMENTS 7.8%
MUTUAL FUND SHARES 7.8%
BGI Prime Money Market Fund, Premium Shares, 1.37% q ρρ	123,228	123,228
BlackRock Liquidity TempFund, Institutional Class, 1.66% q ρρ	306,832	306,832
Evergreen Institutional Money Market Fund, Class I, 1.53% q ø ρρ	4,320,760	4,320,760
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.85% q ρρ	115,717	115,717

Total Short-Term Investments (cost $4,866,537)		4,866,537

Total Investments (cost $92,814,111) 102.7%		64,071,908
Other Assets and Liabilities (2.7%)		(1,679,690)

Net Assets 100.0%		$62,392,218

*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total long term investments by sector as of December 31, 2008:

Financials	26.9%
Industrials	20.2%
Information Technology	18.0%
Consumer Discretionary	11.0%
Consumer Staples	6.4%
Utilities	6.0%
Materials	5.6%
Energy	4.5%
Health Care	1.4%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments in securities, at value (cost $88,493,351) including $1,628,830 of securities loaned	$59,751,148
Investments in affiliated money market fund, at value (cost $ 4,320,760)	4,320,760

Total investments	64,071,908
Cash	5,181
Receivable for securities sold	29,982
Receivable for Fund shares sold	1,712
Dividends receivable	66,236
Receivable for securities lending income	1,032

Total assets	64,176,051

Liabilities
Payable for securities purchased	62,825
Payable for Fund shares redeemed	38,177
Payable for securities on loan	1,664,746
Advisory fee payable	2,336
Distribution Plan expenses payable	134
Due to other related parties	546
Printing and postage expenses payable	10,333
Accrued expenses and other liabilities	4,736

Total liabilities	1,783,833

Net assets	$62,392,218

Net assets represented by
Paid-in capital	$98,098,128
Undistributed net investment income	49,323
Accumulated net realized losses on investments	(7,013,030)
Net unrealized losses on investments	(28,742,203)

Total net assets	$62,392,218

Net assets consists of
Class 1	$52,224,565
Class 2	10,167,653

Total net assets	$62,392,218

Shares outstanding (unlimited number of shares authorized)
Class 1	5,691,637
Class 2	1,110,350

Net asset value per share
Class 1	$9.18
Class 2	$9.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2008

Investment income
Dividends	$1,610,285
Income from affiliate	165,684
Securities lending	146,234

Total investment income	1,922,203

Expenses
Advisory fee	747,118
Distribution Plan expenses	38,058
Administrative services fee	93,993
Transfer agent fees	337
Trustees’ fees and expenses	1,806
Printing and postage expenses	34,727
Custodian and accounting fees	28,450
Professional fees	29,778
Other	5,894

Total expenses	980,161
Less: Expense reductions	(3,045)
Fee waivers	(9,077)

Net expenses	968,039

Net investment income	954,164

Net realized and unrealized gains or losses on investments
Net realized losses on investments	(6,731,321)
Net change in unrealized gains or losses on investments	(25,461,394)

Net realized and unrealized gains or losses on investments	(32,192,715)

Net decrease in net assets resulting from operations	$(31,238,551)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008		2007

Operations
Net investment income		$954,164		$1,857,873
Net realized gains or losses on investments		(6,731,321)		12,754,783
Net change in unrealized gains or losses on investments		(25,461,394)		(24,191,477)

Net decrease in net assets resulting from operations		(31,238,551)		(9,578,821)

Distributions to shareholders from
Net investment income
Class 1		(848,889)		(1,577,290)
Class 2		(127,547)		(253,340)
Net realized gains
Class 1		0		(14,248,868)
Class 2		0		(2,814,943)

Total distributions to shareholders		(976,436)		(18,894,441)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	549,330	6,591,603	753,572	12,869,189
Class 2	25,624	301,331	44,065	764,637

		6,892,934		13,633,826

Net asset value of shares issued in reinvestment of distributions
Class 1	95,741	848,889	1,113,463	15,826,158
Class 2	14,298	127,547	216,713	3,068,283

		976,436		18,894,441

Payment for shares redeemed
Class 1	(2,181,429)	(26,449,811)	(1,058,904)	(17,886,561)
Class 2	(342,063)	(4,177,622)	(143,622)	(2,413,628)

		(30,627,433)		(20,300,189)

Net increase (decrease) in net assets resulting from capital share transactions		(22,758,063)		12,228,078

Total decrease in net assets		(54,973,050)		(16,245,184)
Net assets
Beginning of period		117,365,268		133,610,452

End of period		$62,392,218		$117,365,268

Undistributed net investment income		$49,323		$71,595

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Values Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3 . ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Special

NOTES TO FINANCIAL STATEMENTS continued

Values Fund, increase. For the year ended December 31, 2008, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC. If Wells Fargo is deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $9,077.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2008, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an indirect, wholly-owned subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2008, the Fund paid brokerage commissions of $11,203 to Wachovia Securities, LLC.

4. DISTRIBUTION PLAN

“EIS”, an indirect wholly-owned subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $46,330,395 and $58,027,048, respectively, for the year ended December 31, 2008.

On January 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2008, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$64,071,908
Level 2 – Other Significant Observable Inputs	0
Level 3 – Significant Unobservable Inputs	0

Total	$64,071,908

During the year ended December 31, 2008, the Fund loaned securities to certain brokers and earned $146,234, net of $15,024 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2008, the value of securities on loan and the

NOTES TO FINANCIAL STATEMENTS continued

total value of collateral received for securities loaned amounted to $1,628,830 and $1,664,746, respectively.

On December 31, 2008, the aggregate cost of securities for federal income tax purposes was $94,096,697. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,597,304 and $32,622,093, respectively, with a net unrealized depreciation of $30,024,789.

As of December 31, 2008, the Fund had $2,111,212 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2008 the Fund incurred and will elect to defer post-October losses of $3,590,712.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2008, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$22,319	$30,024,789	$5,701,924	$(1,516)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2008	2007

Ordinary Income	$976,436	$ 4,685,682
Long-term Capital Gain	0	14,208,759

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended December 31, 2008, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

12. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how

NOTES TO FINANCIAL STATEMENTS continued

and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

In September 2008, FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. This FASB Staff Position (1) amends FASB Statement No. 133 to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument (2) amends FASB Interpretation No. 45 to require additional disclosure about the current status of the payment/performance risk of a guarantee and (3) clarifies the effective date of FAS 161. This FASB Staff Position is effective for reporting periods (annual or interim) ending after November 15, 2008. The adoption of this FASB Staff Position did not require additional disclosures to the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Values Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Values Fund as of December 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 11, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 96.71% of ordinary income dividends paid during the fiscal year ended December 31, 2008 qualified for the dividends received deduction.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to VA Special Values Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund’s investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC and Keil provided. The Trustees

ADDITIONAL INFORMATION (unaudited) continued

formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and

ADDITIONAL INFORMATION (unaudited) continued

shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions, including

ADDITIONAL INFORMATION (unaudited) continued

Wachovia Securities, LLC and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

In the period leading up to the Trustees’ approval of continuation of the investment advisory agreements, the Trustees were mindful of the financial condition of Wachovia Corporation (“Wachovia”), EIMC’s parent company. They considered the possibility that a significant adverse change in Wachovia’s financial condition could impair the ability of EIMC or its affiliates to perform services for the funds at the same level as in the past. The Trustees concluded that any change in Wachovia’s financial condition had not to date had any such effect, but determined to monitor EIMC’s and its affiliates’ performance, and financial conditions generally, going forward in order to identify any such impairment that may develop and to take appropriate action.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they

ADDITIONAL INFORMATION (unaudited) continued

concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Russell 2000 Value Index, and had performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five-year period ended December 31, 2007, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the three-year period ended December 31, 2007, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index and a majority of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s absolute returns since the Fund’s inception were favorable and exceeded the returns of its benchmark index over the same period.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees also noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with

ADDITIONAL INFORMATION (unaudited) continued

industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and near the median of that group. The Trustees also noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that the Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim Advisory and Sub-Advisory Agreements. Following the Trustees’ approval of the continuation of the funds’ investment advisory agreements, Wells Fargo & Company (“Wells Fargo”) announced that it had agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses, including EIMC. In connection with this transaction, on October 20, 2008, Wachovia issued preferred shares representing a 39.9% voting interest in Wachovia to Wells Fargo pursuant to a Share Exchange Agreement. Wells Fargo subsequently completed its acquisition of Wachovia on December 31, 2008.

Under the 1940 Act, both the issuance of the preferred shares to Wells Fargo and the completion of the acquisition could be viewed as resulting in the termination of the funds’

ADDITIONAL INFORMATION (unaudited) continued

investment advisory and sub-advisory agreements. Accordingly, on October 20, 2008, the Board of Trustees approved interim investment advisory and sub-advisory agreements that would become effective upon Wachovia’s issuance of preferred shares to Wells Fargo. On November 12, 2008, the Trustees approved a second set of interim investment advisory and sub-advisory agreements that would become effective upon the completion of the acquisition. (The first set of interim agreements approved on October 20, 2008, together with the second set of interim agreements approved November 12, 2008, are referred to as “Interim Agreements.”) In addition, the Trustees approved on November 12, 2008, and again at an in-person meeting on December 3 and 4, 2008, definitive investment advisory and sub-advisory agreements (the “New Agreements”) and recommended that shareholders of the funds approve them at meetings to be held in early 2009.

In considering whether to approve the first set of Interim Agreements on October 20, 2008, the Trustees took into account that they had recently approved the annual continuation of all of the funds’ existing investment advisory and sub-advisory agreements in September 2008. The Trustees reviewed the terms of the Interim Agreements, noting that the terms were generally identical to those of the funds’ investment advisory agreements that were in effect before October 20, 2008 (but for provisions required by law to be included in the Interim Agreements). They also took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC’s parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds’ investment advisory arrangements in September, the Trustees unanimously approved the first set of Interim Agreements that became effective on October 20, 2008.

In addition to the foregoing, at their meetings on November 12, 2008 and December 3 and 4, 2008 when the Trustees considered whether to approve the second set of Interim Agreements as well as the New Agreements, the Trustees considered presentations made to them on November 12, 2008 by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the funds. The Trustees also considered:

•

Their understanding that the merger was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

ADDITIONAL INFORMATION (unaudited) continued

•

Information about Wells Fargo’s financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo’s infrastructure, resources and capabilities;

•	That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds’ existing advisory fees or expense limitations;
•

That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

•	That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year;
•

That, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

•	That Wells Fargo and EIMC would consult with the Trustees before implementing any significant changes that would affect the funds or the services provided by EIMC or its affiliates to the funds;
•	Wells Fargo’s experience and approach with respect to acquisitions of other fund complexes;
•

The fact that, if the New Agreements were not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

•	That EIMC’s management supports the merger; and
•

That representatives of EIMC have committed that the funds will not bear the expenses relating to Wells Fargo’s acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not “interested persons” of the funds or EIMC, unanimously approved the second set of Interim Agreements and the New Agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

568807 rv5 02/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the nine series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007

Audit fees	$226,600	$203,000
Audit-related fees	0	0
Tax fees (1)	8,227	4,800
Non-audit fees (2)	936,736	1,169,005
All other fees	0	0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Income Advantage Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Evergreen International Balanced Income Fund

Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”),

which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chairman of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust
By:

W. Douglas Munn
Principal Executive Officer

Date: February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

W. Douglas Munn
Principal Executive Officer

Date: February 20, 2009

By:

Jeremy DePalma
Principal Financial Officer

Date: February 20, 2009